Exhibit 4.14
Deed
Sims Metal Management Limited
Common Terms Deed
Sims Metal Management Limited
Each person listed in Part 1 of Schedule 1
Each person listed in Part 2 of Schedule 1
Each person listed in Part 3 of Schedule 1
adam.stapledon@freehills.com

MLC Centre Martin Place Sydney NSW 2000 Australia
GPO Box 4227 Sydney NSW 2001 Australia	Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
Sydney Melbourne Perth Brisbane Singapore	www.freehills.com DX 361 Sydney

Correspondent offices in Hanoi Ho Chi Minh City Jakarta

Contents

The agreement	1

Operative part	2

1 Definitions and interpretation	2

1.1 Agreement components	2
1.2 Definitions	2
1.3 Interpretation	18
1.4 Inclusive expressions	19
1.5 Business Day	19
1.6 Accounting Standards	19

2 Operation of Common Terms	20

2.1 Several obligations and rights of Lenders	20
2.2 Terms of Transaction Documents	20

3 Representations and warranties	21

3.1 Representations and warranties	21
3.2 Survival and repetition of representations and warranties	24
3.3 Reliance by Lender	25

4 Undertakings	25

4.1 Provision of information and reports	25
4.2 Proper accounts	26
4.3 Notices to the Lender	26
4.4 Compliance	26
4.5 Maintenance of capital	26
4.6 Compliance with laws and Authorisations	27
4.7 Payment of Taxes and outgoings	27
4.8 Conduct of business	27
4.9 Maintenance of existence	27
4.10 Negative pledge	28
4.11 No change to business	28
4.12 Financial accommodation	28
4.13 Restrictions on dealings	29
4.14 Maintenance of assets	29
4.15 Insurance	29
4.16 Hedging	29
4.17 Financial undertakings	30
4.18 Guarantors	30
4.19 Deed of Cross Guarantee	30
4.20 Term of undertakings	31

Contents 1

Contents

5 Events of Default	31

5.1 Events of Default	31
5.2 Effect of Event of Default	34
5.3 Transaction Parties to continue to perform	35
5.4 Enforcement	35

6 Review Event	35

7 Guarantee and indemnity	36

7.1 Guarantee	36
7.2 Payment	36
7.3 Securities for other money	36
7.4 Amount of Outstanding Moneys	36
7.5 Proof by Lender	37
7.6 Avoidance of payments	37
7.7 Indemnity for avoidance of Outstanding Moneys	37
7.8 No obligation to marshal	38
7.9 Non-exercise of Guarantors’ rights	38
7.10 Principal and independent obligation	38
7.11 Suspense account	39
7.12 Unconditional nature of obligations	39
7.13 No competition	41
7.14 Continuing guarantee	42
7.15 Variation	42
7.16 Judgments	43

8 German Guarantors	43

9 Payments	44

9.1 Manner of payment	44
9.2 Payments on a Business Day	44
9.3 Payments in gross	44
9.4 Additional payments	45
9.5 Taxation deduction procedures	45
9.6 Tax Credit	45
9.7 Tax affairs	45
9.8 Amounts payable on demand	46
9.9 Appropriation of payments	46
9.10 Currency exchanges	46
9.11 Currency of account	46
9.12 Change of currency	47

10 Increased costs and illegality	47

10.1 Increased costs	47
10.2 Illegality	48

11 Indemnities	49

11.1 General indemnity	49
11.2 Foreign currency indemnity	49
11.3 Conversion of currencies	50
11.4 Continuing indemnities and evidence of loss	50

12 Fees, Tax, costs and expenses	50

12.1 Tax	50
12.2 Costs and expenses	51

Contents 2

Contents

12.3 GST	51

13 Assignment and substitution	52

13.1 Assignment by Transaction Party	52
13.2 Assignment by Lender	52
13.3 Assist	52
13.4 Securitisation permitted	52
13.5 Participation permitted	53
13.6 Lending Office	53
13.7 No increase in costs	53

14 New Lenders and Additional Transaction Parties	53

14.1 New Lenders	53
14.2 Retired Lenders	53
14.3 Additional Borrowers	53
14.4 Additional Guarantors	54
14.5 Repetition of Representations	54

15 Representatives	54

15.1 Lender as agent or trustee	54
15.2 Transaction Parties’ agent	55

16 Saving provisions	55

16.1 No merger of security	55
16.2 Exclusion of moratorium	55
16.3 Conflict	56
16.4 Consents	56
16.5 Principal obligations	56
16.6 Non-avoidance	56
16.7 Set-off authorised	57
16.8 Lender’s certificates and approvals	57
16.9 No reliance or other obligations and risk assumption	57
16.10 Power of attorney	58

17 General	58

17.1 Confidential information	58
17.2 Transaction Party to bear cost	59
17.3 Dispute Resolution	59
17.4 Notices	61
17.5 Governing law and jurisdiction	62
17.6 Prohibition and enforceability	62
17.7 Waivers	63
17.8 Variation	63
17.9 Cumulative rights	63
17.10 Counterparts	63
17.11 Attorneys	63

Schedules

Parties	65

Part 1 – Original Borrowers	65

Part 2 – Original Guarantors	67

Part 3 – Original Lender	71

Contents 3

Contents

Verification certificate	72

Compliance Certificate	75

Conditions Precedent	77

Signing page	78

Attachments

Accession Deed – Additional Guarantors and Additional Borrowers

Accession Deed – New Lenders

Contents 4

The agreement
Common Terms Deed
   Date ▶ 2 November 2009

Between the parties Sims	Sims Metal Management Limited ACN 114 838 630 of Sir Joseph Banks Corporate Park, Suite 3, Level 2 32-34 Lord Street Botany NSW 2019

(Sims)

Original Borrowers	Each party listed in Part 1 of Schedule 1

(each an Original Borrower)

Original Guarantors	Each party listed in Part 2 of Schedule 1

(each an Original Guarantor)

Original Lender	The party listed in Part 3 of Schedule 1

(Original Lender)

Background	1 One or more of the Lenders may agree from time to time to provide Facilities to one or more of the Borrowers.

2 The Transaction Parties and each Lender wish to set out in this deed standard terms and conditions to apply to each Facility.

This deed witnesses	that in consideration of, among other things, the mutual promises contained in this deed, the parties agree as set out in the Operative part of this deed.

Operative part
1	Definitions and interpretation

1.1	Agreement components

This deed includes any schedule.

1.2	Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning

Accession Deed	an accession deed in the form of Attachment 1.

Accounting Standards	generally accepted accounting principles in Australia.

ACDC	Australian Commercial Disputes Centre Limited.

ACDC Guidelines for Expert Determination	the ACDC Guidelines for Expert Determination (or, if the ACDC ceases to exist, the guidelines for expert determination of any similar organisation nominated by the Law Society of NSW) in force from time to time.

Additional Borrower	a person which becomes an Additional Borrower in accordance with clause 14.3.

Additional Guarantor	a person which becomes an Additional Borrower in accordance with clause 14.4.

Attorney	an attorney appointed under a Transaction Document.

Authorisation	1 any consent, registration, filing, agreement, notice of non-objection, notarisation, certificate, licence, approval, permit, authority or exemption from, by or with a Government Agency; or

2    in relation to anything which a Government Agency may prohibit or restrict within a specific period, the expiry of that period without intervention or action or notice of intended intervention or action.

1 <Definition and interpretation

Term	Meaning
Bill	a bill of exchange as defined in the Bills of Exchange Act 1909 (Cth).

Borrower	1 each Original Borrower; and

2 each Additional Borrower.

Business Day	1 for the purposes of clause 17.4, a day on which banks are open for business in the city where the notice or other communication is received excluding a Saturday, Sunday or public holiday; and

2 for the purposes of a Transaction Document, any other day specified as a Business Day for the purposes of that Transaction Document;

3 for all other purposes, a day on which banks are open for business in Sydney and Melbourne excluding a Saturday, Sunday or public holiday.

Calculation Date	30 June and 31 December in each year.

Calculation Period	each period of 12 months ending on a Calculation Date.

Change in Law	any present or future law, regulation, treaty, order or official directive or request (which, if not having the force of law, would be complied with by a responsible financial institution) which:

1 commences, is introduced, or changes, after the date of this deed; and

2 does not relate to a change in the effective rate at which Tax is imposed on the overall net income of the Lender.

Collateral Security	any present or future Encumbrance, Guarantee or other document or agreement created or entered into by a Transaction Party or any other person as security for, or to credit enhance, the payment of any of the Outstanding Moneys.

Compliance Certificate	a certificate in the form of Schedule 3.

Contamination	in respect of a property, the presence of Pollutants:

1 in, on or under the property; or

2 in the ambient air and emanating from the property.

Contested Tax	a Tax payable by a Transaction Party where the Transaction Party is contesting its liability to pay that Tax, and has reasonable grounds to do so, having set aside adequate reserves of liquid assets to satisfy the liability if that contest is unsuccessful.

1 <Definition and interpretation

Term	Meaning
Contingent Liability	uncalled capital held by any member of the Sims Group in any corporation other than another member of the Sims Group and any other contingent liability under a Guarantee given by any member of the Sims Group to any person other than another member of the Sims Group.

Control	control as defined in section 50AA of the Corporations Act.

Controller	a controller as defined in section 9 of the Corporations Act.

Corporations Act	the Corporations Act 2001 (Cth).

Deed of Cross Guarantee	any deed entered into in connection with the granting by the Australian Securities & Investments Commission of an order pursuant to Part 2M.6 of the Corporations Act.

Default	1 an Event of Default; or

2 a Potential Event of Default.

Dispute	has the meaning given in clause 17.3(d).

Distribution	any dividend, distribution or other amount declared or paid by a Transaction Party on any Marketable Securities issued by it.

Dollars, A$ and $	the lawful currency of the Commonwealth of Australia.

EBITDA	for a relevant period and in respect of the Sims Group, the profit on ordinary activities before:

1 taxation;

2 Net Interest Expense; and

3 amortisation of intangible assets and depreciation of tangible assets of the Sims Group, as shown on a consolidated basis and as disclosed in the Sims Group’s most recent audited consolidated annual Financial Reports or semi-annual audited or unaudited consolidated Financial Reports, as applicable.

For the purposes of calculating EBITDA, the calculation will exclude:

1    any significant non-cash items or items disclosed as required by AASB 101.97 and AASB 101.98 due to their size or nature or by the corresponding provisions of future revisions of this accounting standard, that are of a non-recurring nature including but not limited to:

1 <Definition and interpretation

Term	Meaning
•	losses or gains on the sale or revaluation of assets,

•	costs relating to restructuring and redundancy,

•	discontinued operations,

•	discounts on acquisition and gains on formation of joint ventures,

•	post acquisition adjustments to contingent liabilities recorded on the date of a business acquisition pursuant to purchase accounting rule changes to be introduced on 1 July 2009, and

•	costs associated with becoming Sarbanes-Oxley Act compliant (as required following the Sims Group’s registration as an issuer in the United States of America);
2	significant unrealized gains or losses;

3	any other significant non-cash items or items including but not limited to:
•	write downs of inventory to net realisable value and

•	forgone profit arising from sales contract negotiations; and
4	any impairment charge or loss (or gain or reversal) relating to the recoverable amount of assets (including any impairment charge relating to goodwill or identified intangible assets),

that are of a non-recurring nature.

The foregoing adjustments to EBITDA in paragraphs (1) to (3) for each Calculation Period will be agreed by the Lender and Sims in writing prior to the end of that Calculation Period, subject to the operation of clause 17.3.

Except for the purpose of calculating the ratio of Net Interest Expense to EBITDA under clause 4.17(a)(2), EBITDA as calculated on any Calculation Date will be adjusted to take into account the effects of any acquisitions or disposals of any company or business made during the Calculation Period ending on that Calculation Date. The adjustments will be made on the basis of the historical EBITDA of the company or business acquired or disposed of in the Calculation Period and ending on that Calculation Date by reference to historical EBITDA for the twelve months immediately preceding the Calculation Date and by reference to:

1 in the case of a disposal, the period of time during which the applicable company or business was part of the Sims Group; or

2 in the case of an acquisition, for that period being the twelve months immediately preceding the Calculation Date.

Encumbrance	an interest or power:

1 reserved in or over an interest in any asset, including any retention of title; or

2 created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of

1 <Definition and interpretation

Term	Meaning
any other obligation, and includes any agreement to grant or create any of the above.

Environmental Law	any legislation regulating Pollutants in connection with the protection of the environment or health and safety.

Environmental Liability	any actual or potential Loss incurred or which may be incurred in connection with:

1 the investigation or remediation;

2 a claim by any third party;

3 any action, order, declaration or notice by a Government Agency under an Environmental Law; or

4 any agreement between a Transaction Party and any:
•	owner or occupier of land; or

•	Government Agency;

of or in respect of Contamination of any Premises.

ERISA	the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations thereunder.

ERISA Affiliate	all members of a controlled group of corporations and all trades and businesses (whether or not incorporated) under common control and all other entities which, together with an Undertaking Company and any Subsidiary are treated as a single employer under any or all of Sections 414(b), (c), (m) or (o) of the United States Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

Event of Default	in respect of a Lender, any event specified in clause 5.1.

Excluded Tax	a Tax imposed by any jurisdiction on the net income of the Lender but not a Tax:

1    calculated on or by reference to the gross amount of any payment (without allowance for any deduction) derived by the Lender under a Transaction Document or any other document referred to in a Transaction Document; or

2    imposed as a result of the Lender being considered a resident of or organised or doing business in that jurisdiction solely as a result of it being a party to a Transaction Document or any transaction contemplated by a Transaction Document.

Facility	in respect of a Lender, any facility made available to a Borrower by that Lender pursuant to a Facility Agreement.

1 <Definition and interpretation

Term	Meaning
Facility Agreement	1 in respect of the Original Lender, the facility agreement dated on or about the date of this deed between the Original Lender and the Original Borrowers; and

2    in respect of each New Lender, the agreement or instrument evidencing or containing the terms of Financial Indebtedness of a Borrower to the New Lender as described in the Lender Accession Deed for that New Lender, but does not include any Facility Agreement of a Retired Lender.

Financial Indebtedness	any debt or other monetary liability in respect of moneys borrowed or raised or any financial accommodation including under or in respect of any:

1 Bill, bond, debenture, note or similar instrument;

2 acceptance, endorsement or discounting arrangement;

3 Guarantee;

4 finance or capital Lease;

5 agreement for the deferral for more than 90 days of a purchase price or other payment in relation to the acquisition of any asset or service;

6 obligation to deliver goods or provide services paid for in advance by any financier;

7 agreement for the payment of capital or premium on the redemption of any preference shares; or

8    interest or currency swap or hedge arrangement, financial option, futures contract or analogous transaction (the amount of such Financial Indebtedness being the marked to market value of the relevant transaction);

9 counter indemnity obligation in respect of a guarantee, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution,

and irrespective of whether the debt or liability:

10 is present or future;

11 is actual, prospective, contingent or otherwise;

12 is at any time ascertained or unascertained;

13 is owed or incurred alone or severally or jointly or both with any other person; or

14 comprises any combination of the above.

Financial Report	in relation to an entity, the following financial statements and information in relation to the entity, prepared for its financial half year or financial year:

1 an income statement;

2 a balance sheet;

1 <Definition and interpretation

Term	Meaning
3 a statement of changes in equity; and

4 a cash flow statement.

Fixed Charges	for any period, with respect to the Sims Group, the sum of:

1    the aggregate amount of interest paid or accrued in respect of moneys borrowed or raised or in respect of any financial accommodation on a consolidated basis (including without limitation amortisation of original issue discounts on any such moneys or accommodation, commissions, discounts and facility, acceptance, usage and issuance and any other fees and charges with respect to any Guarantee, promissory note or acceptance or any discounting arrangements);

2 all but the principal component of rentals in respect of capitalised rent paid, accrued or scheduled to be paid or accrued on a consolidated basis during such period; and

3 dividends paid, accrued or scheduled to be paid or accrued on a consolidated basis in respect of shares or stock which are Financial Indebtedness during the relevant period.

Funding Date	in respect of a Lender, each date on which financial accommodation is provided, or is to be provided, to the Borrower under a Facility of that Lender.

German Guarantor	1 for the purposes of clause 8 only, a Guarantor incorporated as a limited liability company (GmbH) under the laws of Germany; or

2 for all other purposes, a Guarantor which is incorporated in, resident in or whose principal area of business is in Germany.

Government Agency	any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

GST	the goods and services tax levied under the GST Act.

GST Act	the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Guarantee	any guarantee, suretyship, letter of credit, letter of comfort or any other obligation:

1    to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

2 to indemnify any person against the consequences of default in the payment of; or

1 <Definition and interpretation

Term	Meaning
3 to be responsible for,

any debt or monetary liability of another person or the assumption of any responsibility or obligation in respect of the insolvency or the financial condition of any other person.

Guaranteed Share	any share or stock issued by a member of the Sims Group where redemption of such share or stock or the payment of capital or dividends on such share or stock is the subject of a Guarantee of a member of the Sims Group or a Guarantee of another person who will have recourse in respect of its liability under that Guarantee directly or indirectly to a member of the Sims Group or its assets (other than as a shareholder).

Guarantor	1 each Original Guarantor; and

2 each Additional Guarantor.

Hedging Agreement	each interest rate, foreign exchange transaction, equity or equity index option, bond option, commodity swap, commodity option, cap transaction, currency swap transaction, cross-currency swap rate transaction or any other hedge or derivative agreement entered into by a Transaction Party, including any master agreement and any transaction or confirmation under it.

Insolvent	an entity is Insolvent if:

1 it is (or states that it is) an insolvent under administration or insolvent (each as defined in the Corporations Act); or

2 it is in liquidation, in provisional liquidation, under administration or wound up or has had a Controller appointed to its property; or

3    it is subject to any arrangement, assignment, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent which does not have, or is not likely to have, a Material Adverse Effect); or

4    an application or order has been made (and, in the case of an application, it is not stayed, withdrawn or dismissed within 14 days), resolution passed, proposal put forward, or any other action taken, in each case in connection with that person, which is preparatory to or could result in any of (1), (2) or (3) above; or

5 it is taken (under section 459F(1) of the Corporations Act) to have failed to comply with a statutory demand; or

6 it is the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act (or it makes a statement from which the Bank reasonably deduces it is so subject); or

7 it is otherwise unable to pay its debts when they fall due; or

8 something having a substantially similar effect to (1) to (7) happens in connection with that entity under the law of any jurisdiction.

1 <Definition and interpretation

Term	Meaning
Intangible Assets	include all goodwill, copyright, patents, trade marks and licences, research and development, future income tax benefit, underwriting and formation expenses and other items of a like nature which according to current accounting practices are regarded as unidentifiable and intangible assets.

Issue	any dispute (other than a dispute that is frivolous or vexatious) between Sims and the Lender as to the calculation of the adjustments to be made in accordance with paragraphs (1) to (4) of the definition of EBITDA in clause 1.1.

Latest Audited Consolidated Balance Sheet	at any time, the most recently prepared audited consolidated balance sheet of the Sims Group, or if a half yearly unaudited balance sheet has been prepared more recently, that half yearly balance sheet.

Lease	a lease, charter, hire purchase, hiring agreement or any other agreement under which any property is or may be used or operated by a person other than the owner.

Lender	severally:

1 the Original Lender; and

2 any New Lender,

other than a Retired Lender.

Lender Accession Deed	an accession deed in the form of Attachment 2.

Lending Office	1 in respect of the Original Lender, the office of the Original Lender set out in Schedule 1; and

2 in respect of each other Lender, the office of that Lender set out in its Accession Deed, or any other office notified by the Lender under this deed.

Loss	any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment.

Marketable Securities	marketable securities as defined in section 9 of the Corporations Act.

Material Adverse Effect	in respect of a Lender, a material adverse effect on:

1 the financial condition of the Transaction Parties (taken as a whole);

2 any Transaction Party’s ability to perform any of its obligations under any Transaction Document of that Lender;

1 <Definition and interpretation

Term	Meaning
3 the validity or enforceability of the whole or any material part of a Transaction Document or any material rights or remedies of a Lender under the Transaction Documents of that Lender; or

4 any Encumbrance provided to that Lender by a Transaction Party.

Net Interest Expense	for any period, the aggregate (without double counting) of all interest paid or accrued during that period in respect of any Financial Indebtedness of the Sims Group (including any fees and charges with respect to any guarantee, indemnity or letter of credit or under any bill of exchange, promissory note or any other acceptance or discounting arrangement and any finance charges paid or payable under any hire purchase agreement or lease agreement for which a member of the Sims Group is actually or contingently liable) less any interest income of the Sims Group during that period.

New Lender	a person who has executed a Lender Accession Deed in accordance with clause 14.

Officer	1 in relation to a Transaction Party, a director or a secretary, or a person notified to be an authorised officer, of the Transaction Party;

2    in relation to a Lender, any person whose title includes the word ‘Director’, ‘Managing Director’, ‘Manager’ or ‘Vice President’, and any other person appointed by the Lender to act as its authorised officer for the purposes of this deed.

Other Facility Document	in respect of a Lender, any agreement that any Relevant Company has entered into or will enter into in connection with the provision to a member of the Sims Group of financial accommodation or under which a member of the Sims Group incurs or may incur Financial Indebtedness other than a Transaction Document of that Lender.

Outstanding Moneys	in respect of a Lender, all debts and monetary liabilities of each Transaction Party to the Lender under or in relation to any Transaction Document and in any capacity, irrespective of whether the debts or liabilities:

1 are present or future;

2 are actual, prospective, contingent or otherwise;

3 are at any time ascertained or unascertained;

4 are owed or incurred by or on account of any Transaction Party alone, or severally or jointly with any other person;

5 are owed to or incurred for the account of the Lender alone, or severally or jointly with any other person;

6 are owed to any other person as agent (whether disclosed or not) for or on behalf of the Lender;

7 are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or

1 <Definition and interpretation

Term	Meaning
tort or incurred on any other ground), losses, costs or expenses, or on any other account;

8 are owed to or incurred for the account of the Lender directly or as a result of:
•	the assignment or transfer to the Lender of any debt or liability of any Transaction Party (whether by way of assignment, transfer or otherwise); or

•	any other dealing with any such debt or liability;

9 are owed to or incurred for the account of the Lender before the date of this deed, or before the date of any assignment of this deed to the Lender by any other person or otherwise; or

10 comprise any combination of the above.

Payment Currency	the currency in which any payment is actually made.

Permitted Encumbrance
1    A lien or statutory charge which arises by operation of law in the ordinary course of day to day business and does not secure Financial Indebtedness, but only so long as the amount secured is paid on the due date, except where that amount is being contested in good faith; and

2    Encumbrances that at any time secure an amount of secured liabilities of entities within the Sims Group not exceeding in aggregate an amount equal to 5% of Total Tangible Assets at that time, which affects or relates to any of the assets of any Transaction Party.

Permitted Financial	any financial accommodation provided by a Transaction Party:
Accommodation

1 under the Transaction Documents;

2 to another Transaction Party;

3 in the form of deposits held with financial institutions in the ordinary course of business and supplier advances for which security adequate to cover the amount of the supplier advance is taken; or

4 to parties other than other Transaction Parties which when added to all such other outstanding accommodation provided by all Relevant Companies does not exceed A$35,000,000.

Pollutant	a pollutant, contaminant, dangerous, toxic or hazardous substance, petroleum or petroleum product, chemical, solid, special liquid, industrial or other waste.

Potential Event of Default	in respect of a Lender, any thing which would become an Event of Default on the giving of notice (whether or not notice is actually given), the expiry of time or any combination of the above.

1 <Definition and interpratation

Term	Meaning

Power	any right, power, authority, discretion or remedy conferred on the Lender or an Attorney by any Transaction Document or any applicable law.

Premises	any property owned or occupied by a Transaction Party or which is used by a Transaction Party to carry on any activities.

Principal Outstanding	at any time in respect of a Lender, the aggregate principal amount of all Financial Indebtedness outstanding under the Transaction Documents of that Lender at that time.

Reference Bank	1 Commonwealth Bank of Australia;

2 Westpac Banking Corporation;

3 Australia and New Zealand Banking Group Limited; and

4 National Australia Bank Limited,

or such other person as the Lender and the Borrower may agree.

Related Body Corporate	a related body corporate as defined in section 50 of the Corporations Act.

Relevant Currency	the currency in which a payment is required to be made under the relevant Transaction Document and, if not expressly stated to be another currency, is Dollars.

Relevant Company	any Transaction Party or any Subsidiary of any of them.

Retired Lender	a Lender which has been released under clause 14.2.

Review Event	in respect of a Lender, any event specified in clause 6(a) in respect of that Lender.

Same Day Funds	immediately available and freely transferable funds.

Selection Date	the last day of an Interest Period.

Sims Group	Sims and its Subsidiaries.

Subsidiary	a subsidiary as defined in section 46 of the Corporations Act.

1 <Definition and interpratation

Term	Meaning

Tangible Assets	all assets other than Intangible Assets.

Tangible Net Worth	at any time, Total Tangible Assets less:

• Total Indebtedness; and

• aggregate Intangible Assets of the Sims Group.

Tax	1 any tax including the GST, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

2 any income, stamp or transaction duty, tax or charge,

which is assessed, levied, imposed or collected by any Government Agency and includes any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above.

Tax Act	the Income Tax Assessment Act 1936 (Cth) or the Income Tax Assessment Act 1997 (Cth) as applicable.

Tax Invoice	includes any document or record treated by the Commissioner of Taxation as a tax invoice or as a document entitling a recipient to an input tax credit.

Total Indebtedness	at any time the aggregate amount (as disclosed by the Latest Audited Consolidated Balance Sheet) of all secured and unsecured liabilities of the Sims Group together with, unless already included in the Latest Audited Consolidated Balance Sheet:

1    the aggregate amount (as disclosed by its latest audited balance sheet) of all secured and unsecured liabilities of any entity which has become a member of the Sims Group since the date of the Latest Audited Consolidated Balance Sheet and all other amounts which would be included in this definition if references to the Latest Audited Consolidated Balance Sheet were to be to the latest audited balance sheet of that entity;

2 the unrepaid principal (or its equivalent) of any Financial Indebtedness where the proceeds or benefits of that Financial Indebtedness:

•   have been received by any member of the Sims Group, since the date of the Latest Audited Consolidated Balance Sheet, excluding the amount of any such proceeds which have been applied in reduction of any secured or unsecured liabilities included in this definition; or

• are to be received by any member of the Sims Group and the receipt of such proceeds or benefits has been underwritten or otherwise assured to the satisfaction of the auditor of the Sims Group;

3 the paid up capital amount and accrued but unpaid dividends of Guaranteed Shares;

1 <Definition and interpratation

Term	Meaning

and after:

4 deducting:

•   the aggregate amount of all secured and unsecured liabilities of any entity which has ceased to be a member of the Sims Group since the date of the Latest Audited Consolidated Balance Sheet and in respect of which no other member of the Sims Group has any liability; and

•   the aggregate amount of all liabilities which in the opinion of the auditor of the Sims Group have been defeased in such a way as to enable any such liability to be considered as having been extinguished within the meaning of paragraph 30 of Australian Accounting Standard AAS23; and

• debt reductions of the type referred to in the third bullet point of paragraph 2 of the definition of “Total Tangible Assets”;

5   eliminating all inter-entity balances among the members of the Sims Group or any of them (including any member of the Sims Group which has become one since the date of the Latest Audited Consolidated Balance Sheet); and

6   making such further adjustments (including elimination of any double counting arising in relation to any Guarantee and the obligation or indebtedness that is the subject of the Guarantee) which in the opinion of the auditor of the Sims Group are appropriate to make a proper determination of the total amount of the aggregate indebtedness of the members of the Sims Group.

In this definition references to “secured and unsecured liabilities” shall include (without limiting the generality of the expression) all Financial Indebtedness and provisions for estimated liabilities for income taxes, long service leave and dividends recommended, declared or accrued but unpaid and provisions for any Contingent Liability but shall not include paid up share capital (other than Guaranteed Shares), reserves of any nature or undistributed profits.

Total Tangible Assets	at any time the aggregate of the book values, as disclosed by the Latest Audited Consolidated Balance Sheet, of all Tangible Assets of the Sims Group and of such Intangible Assets of the Sims Group as the Lender in its sole and absolute discretion may from time to time agree, together with, (unless already included in the Latest Audited Consolidated Balance Sheet):

1    the aggregate (as disclosed by its latest audited balance sheet) of the book value of the Tangible Assets as determined by the auditor of the Sims Group (after making provisions for depreciation and bad and doubtful debts and any income yet to mature) of any entity which has become a member of the Sims Group since the date of the Latest Audited Consolidated Balance Sheet;

2 the aggregate proceeds of:

• any issue of shares or stock (including premium) of any member of the Sims Group received since the balance date of the latest Audited Consolidated Balance Sheet; and

• the aggregate proceeds of any calls on partly paid shares made by any member of the Sims Group which have been received

1 <Definition and interpratation

Term	Meaning

since the balance date of the Latest Audited Consolidated Balance Sheet,

excluding the amount of any such proceeds which:

• have been applied in reduction of any secured or unsecured liabilities included in the definition of “Total Indebtedness”; or

• have been applied in acquiring any assets included in Total Tangible Assets under this definition;

3    the book value of any Tangible Assets (not excluded as provided below) acquired since the date of the Latest Audited Consolidated Balance Sheet by any member of the Sims Group with the proceeds of the sale of shares or units in any entity which has ceased to be a member of the Sims Group since that date;

4    the book value of all assets which are or may be leased, chartered, hired, managed, used or operated under a finance lease (where the capitalised rent has been included in Total Indebtedness) as determined by the auditor of the Sims Group at least annually or (at the option of Sims) the value as at the date of calculation as assessed by a qualified independent valuer chosen by Sims and approved by the Lender);

5 the proceeds of any Financial Indebtedness referred to in paragraph 2 of the definition of “Total Indebtedness” excluding the amount of any proceeds which:

• have been applied in reduction of any other secured or unsecured liabilities included in that definition; or

• have been applied in acquiring any assets included in Total Tangible Assets under this definition;

6    (if a revaluation of a Tangible Asset of any member of the Sims Group has been carried out by an independent valuer approved by the Lender), the excess (if any) of the fair value of that Tangible Asset as established by the valuer over its book value (as disclosed in the Latest Audited Consolidated Balance Sheet or, in the case of any entity which has become a member of the Sims Group since the Latest Audited Consolidated Balance Sheet, as disclosed in the latest audited balance sheet of that entity) and as accepted by the auditor of the Sims Group without qualification;

and after deducting:

7 the amount of any income yet to mature and the amount of provisions for depreciation and for bad and doubtful debts as disclosed by the Latest Audited Consolidated Balance Sheet;

8    the aggregate (as disclosed by the latest audited balance sheet of the relevant entity) of the book values of the Tangible Assets of any entity which has ceased to be a member of the Sims Group since the date of the Latest Audited Consolidated Balance Sheet, other than Tangible Assets of that entity which have become assets of another member of the Sims Group since that date (except that, where a revaluation of any asset had previously been made under paragraph 6, the fair value of that asset as determined in accordance with that paragraph shall be used instead of the book value);

9 the book value of any Tangible Assets of any member of the Sims

1 <Definition and interpratation

Term	Meaning

        Group which have been applied since the date of the Latest Audited Consolidated Balance Sheet in the acquisition of any entity which has become a member of the Sims Group since that date (except that, where a revaluation of any asset had previously been made under paragraph 6, the fair value of that asset as determined in accordance with that paragraph shall be used instead of the book value); and

10   if a revaluation of a Tangible Asset of any member of the Sims Group has been carried out by an independent valuer (whether at the request of the Lender or otherwise), the excess (if any) of the book value of that Tangible Asset (as disclosed in the Latest Audited Consolidated Balance Sheet or, in the case of any entity which has become a member of the Sims Group since the Latest Audited Consolidated Balance Sheet, as disclosed in the latest audited balance sheet of that entity) over its fair value as established by the valuer and as accepted by the auditor of the Sims Group without qualification;

and after:

11    eliminating all inter-entity balances among any of the members of the Sims Group (including any member of the Sims Group which has become such since the Latest Audited Consolidated Balance Sheet); and

12    making such further adjustments as may properly be necessary to avoid any double counting of assets or as may be required by the auditor of the Sims Group to enable a proper determination to be made of the total amount of the Total Tangible Assets.

Transaction Document	in respect of a Lender:

1 this deed;

2 each Accession Deed;

3 each Lender Accession Deed;

4 each Hedging Agreement for that Lender;

5 the Facility Agreement for that Lender;

6 any other document which Sims acknowledges in writing to be a Transaction Document for that Lender;

7 any other document or agreement to which a Transaction Party is or becomes a party with that Lender or under which obligations are owed by a Transaction Party to that Lender,

or any document or agreement entered into or given under or for the purpose of amending any of the above and in each case whether or not other parties are involved and whether or not it arises as a result of an assignment or transfer.

Transaction Party	1 each Borrower; and

2 each Guarantor.

1 <Definitions and interpretation

1.3	Interpretation

In this deed headings and bold type are for convenience only and do not affect the interpretation of this deed and, unless the context requires otherwise:
(a)	words importing the singular include the plural and vice versa;

(b)	words importing a gender include any gender;

(c)	other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning;

(d)	an expression suggesting or referring to a natural person or an entity includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency;

(e)	a reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.3(e) implies that performance of part of an obligation constitutes performance of the obligation;

(f)	a reference to a clause, party, attachment, exhibit or schedule is a reference to a clause of, and a party, attachment, exhibit and schedule to, this deed and a reference to this deed includes any attachment, exhibit and schedule;

(g)	a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, whether passed by the same or another Government Agency with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

(h)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(i)	a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or a similar procedure or, where applicable, changes in the constitution of any partnership or person, or death;

(j)	a reference to a party to any document includes that party’s successors and permitted assigns;

(k)	a reference to an agreement other than this deed includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

(l)	a reference to an asset includes all property of any nature, including a business, and all rights, revenues and benefits;

(m)	a reference to a document includes any agreement in writing, or any certificate, notice, deed, instrument or other document of any kind;

(n)	no provision of this deed may be construed adversely to a party solely on the ground that the party was responsible for the preparation of this deed or that provision;

1 <Definitions and interpretation

(o)	a reference to drawing, accepting, endorsing or other dealing with a Bill refers to drawing, accepting, endorsing or dealing within the meaning of the Bills of Exchange Act 1909 (Cth);

(p)	a reference to a body, other than a party to this deed (including an institute, association or authority), whether statutory or not:
(1)	which ceases to exist; or

(2)	whose powers or functions are transferred to another body,
is a reference to the body which replaces it or which substantially succeeds to its powers or functions;
(q)	a Default “subsists” or “continues” if it has not been waived by, or remedied to the satisfaction of, the Lender; and

(r)	references to time are to Sydney time.
1.4	Inclusive expressions

Specifying anything in this deed after the words ‘include’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.5	Business Day

Except where clause 9.2 applies, where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day.

1.6	Accounting Standards
(a)	Any accounting practice or concept relevant to this deed is to be construed or determined in accordance with the Accounting Standards.

(b)	Each Lender and Transaction Party acknowledges that changes in the Accounting Standards after the date of this deed may make the operation of the undertakings set out in clause 4.17 or 4.18, a defined term or another clause in a Transaction Document that refers to the Accounting Standards or any accounting practice or concept, inappropriate.

(c)	If Sims or a Lender considers that such a change has occurred and notifies the Lenders or Sims (as applicable) to that effect (the date such notice is given, the Notification Date), Sims and the Lenders agree to negotiate in good faith to agree to appropriate amendments to the affected clause or definition.

(d)	If Sims and the Lenders fail to agree on amendments to the affected clause or definition within 20 Business Days (or such other period as may be agreed between Sims and the Lenders) of the Notification Date, then any references to the Accounting Standards in this deed or any other Transaction Document will be deemed to be a reference to the Accounting Standards as at the date of this deed.

(e)	Unless and until an agreement is reached as contemplated in this clause 1.6, the Borrowers will provide each Financial Report and Compliance Certificate

2 Operation of Common Terms

together with, in each case, any reconciliation statements (audited, where applicable) necessary to enable calculation of the financial undertakings and associated definitions based on the Accounting Standards prior to the relevant change occurring and those changes will be ignored for the purposes of the financial undertakings and the relevant definitions.
2	Operation of Common Terms

2.1	Several obligations and rights of Lenders

The parties acknowledge that each Lender contracts with the Transaction Parties on an independent and individual basis and accordingly:
(a)	no relationship arises between the Lenders;

(b)	the obligations and rights of the Lenders under each Transaction Document are several;

(c)	failure of a Lender to perform its obligations under a Transaction Document does not relieve any other Lender from any of its obligations under a Transaction Document;

(d)	no Lender is responsible for the obligations of any other Lender under a Transaction Document; and

(e)	each Lender may separately enforce its rights under any Transaction Document.
2.2	Terms of Transaction Documents
(a)	Each Transaction Party and Lender agree that the terms of this deed are incorporated in the Facility Agreement for that Lender.

(b)	If there is any inconsistency between the terms of this deed and the terms of the Transaction Documents of a Lender, as between the Transaction Parties and that Lender the terms of the Transaction Documents for that Lender will prevail to the extent of the inconsistency.

(c)	Sims will promptly notify a Lender (First Lender) if, in the reasonable opinion of Sims, the terms of a Facility provided by the First Lender (other than those terms related to pricing (including fees and margins), facility limits and repayment dates) are or become less favourable to the First Lender in any material respect than the terms of a Facility provided by any other Lender (the Other Lender) (including the granting of an Encumbrance to any party other than pursuant to an Encumbrance permitted by the terms of the First Lender’s Facility). Upon request from the First Lender, the Transaction Parties will amend the Facility Agreement or Transaction Documents of the First Lender to provide for the same or substantially similar terms and conditions to apply to the First Lender.

3 Representations and warranties

3	Representations and warranties

3.1	Representations and warranties

Each Transaction Party represents and warrants to and for the benefit of each Lender that:
(a)	registration: it and each Relevant Company is a corporation, or in the case of a Relevant Company incorporated or organised under the laws of a state in the United States of America, a corporation, limited liability company or limited partnership (or other form of entity as may be notified by Sims to the Lenders) or in the case of a Relevant Company incorporated or organised under the laws of Germany a limited liability company, duly incorporated or organised in accordance with the laws of its place of incorporation or organisation, is validly existing under those laws and is capable of suing and being sued;

(b)	corporate power: it has the corporate power to own its assets and to carry on its business as it is now being conducted;

(c)	authority: it has power and authority to enter into and perform its obligations under the Transaction Documents of that Lender to which it is expressed to be a party;

(d)	authorisations: it has taken all necessary action to authorise the execution, delivery and performance of the Transaction Documents of that Lender to which it is expressed to be a party;

(e)	binding obligations: the Transaction Documents of that Lender to which it is expressed to be a party constitute its legal, valid and binding obligations and are enforceable in accordance with their terms;

(f)	transaction permitted: the execution, delivery and performance by it of the Transaction Documents of that Lender to which it is expressed to be a party will not breach, or result in a contravention of:
(1)	any law, regulation or Authorisation;

(2)	its constitution or other constituent documents;

(3)	any limitation on its powers or the powers of its directors; or

(4)	any Encumbrance or agreement which is binding on it or any of its Subsidiaries,

and will not result in:

(5)	the creation or imposition of any Encumbrance on any assets of it or any of its Subsidiaries other than as permitted under a Transaction Document of that Lender; or

(6)	the acceleration of the date for payment of any obligation under any agreement which is binding on it;
(g)	No filing or stamp taxes: under the law of any relevant jurisdiction it is not necessary that the Transaction Documents of that Lender be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp

3 Representations and warranties

duty, registration or other similar Tax be paid on or in relation to the Transaction Documents of that Lender or the transactions contemplated by those Transaction Documents;

(h)	Authorisations: all Authorisations required:
(1)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents of that Lender to which it is a party;

(2)	to make the Transaction Documents of that Lender to which it is a party admissible in evidence in its jurisdiction of incorporation or organisation; and

(3)	for each Transaction Party to carry on its business, which are material and where failure to do so would have a Material Adverse Effect, have been obtained or effected and are in full force and effect;
(i)	default under law: neither it nor any of its Subsidiaries is in breach of a law or obligation affecting any of them or their assets in a way which has had, or is likely to have, a Material Adverse Effect;

(j)	Environment Law:
(1)	there is and has been nothing relating to it or its business or assets which under any Environmental Law or law relating to health and safety has given rise or may give rise to substantial expenditure by it, a substantial claim against it or a requirement that it cease or substantially alter a material activity; and

(2)	other than those Authorisations which a failure to obtain or maintain is not likely to have a Material Adverse Effect, it has obtained all Authorisations it is required to obtain under any Environmental Laws and such Authorisations are in full force and effect;
(k)	taxation: to the best of its knowledge, information and belief, having made due enquiries, it has complied with all material laws relating to Tax in all jurisdictions in which it is subject to Tax and has paid all Taxes due and payable by it (other than those Taxes which it is contesting in good faith and in respect of which it has made adequate reserves as long as failure to pay those Taxes would not have, and is not reasonably likely to have, a Material Adverse Effect);

(l)	pari passu: its payment obligations under the Transaction Documents of that Lender rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally;

(m)	no immunity: neither it nor any of its Subsidiaries has immunity from the jurisdiction of a court or from legal process;

(n)	Governing law and enforcement: subject to any qualification in any legal opinion provided to that Lender pursuant to the Transaction Documents of that Lender relating to it or the laws of its jurisdiction:
(1)	the choice of law referred to in clause 17.5 as the governing law of the Transaction Documents of that Lender will be recognised and

3 Representations and warranties

enforced in its jurisdiction of incorporation or organisation and in the jurisdiction referred to in that clause (if different); and

(2)	any judgment obtained against it in any jurisdiction referred to in clause 17.5 in relation to a Transaction Document of that Lender will be recognised and enforced in its jurisdiction of incorporation or organisation;
(o)	not a trustee: it does not enter into any Transaction Document of that Lender as trustee of any trust or settlement;

(p)	legal and beneficial owner: it is the legal and beneficial owner of its assets and undertaking;

(q)	no Encumbrances or other interests: there is no Encumbrance over any of its assets or undertaking other than a Permitted Encumbrance;

(r)	commercial benefit: the entering into and performance by it of its obligations under the Transaction Documents of that Lender to which it is expressed to be a party is for its commercial benefit and is in its commercial interests;

(s)	solvency: there are no reasonable grounds to suspect that it is unable to pay its debts as and when they become due and payable;

(t)	no benefit to related party or financial assistance: no person has contravened nor will contravene section 208, section 209 or Part 2J.3 of the Corporations Act (or similar laws under the laws of any other jurisdiction which may be applicable to it) by entering into any Transaction Document of that Lender or participating in any transaction in connection with a Transaction Document of that Lender;

(u)	financial information: its most recent Financial Reports or accounts which it has provided to the Lender under clause 4.1:
(1)	give a true and fair view of the financial condition and state of affairs of it and its Subsidiaries as at the date they were prepared and disclose all material Financial Indebtedness and material contingent liabilities; and

(2)	were prepared in accordance with the Accounting Standards (except to the extent expressly disclosed in them) and all applicable laws;
(v)	no change in affairs: there has been no change in its or any of its Subsidiaries’ state of affairs since the end of the accounting period for its most recent Financial Reports or accounts, referred to in clause 3.1(u) which has had or is likely to have a Material Adverse Effect;

(w)	disclosure: all information provided to the Lender by or on its behalf in relation to it, its assets, business or affairs or the Transaction Documents was correct and not misleading (by omission or otherwise) as at the time it was provided;

(x)	full disclosure: it has disclosed in writing to the Lender all facts relating to it and its Subsidiaries, the Transactions Documents of that Lender and all things in connection with them, which are material to the assessment of the nature and amount of the risk undertaken by the Lender in entering into the Transaction Documents of that Lender and doing anything in connection with them;

3 Representations and warranties

(y)	Litigation: no litigation, tax claim, dispute arbitration, administrative proceeding or other similar proceeding is presently current or pending or, to a Relevant Company’s knowledge, threatened, which might have a Material Adverse Effect;

(z)	representations true: each of its representations and warranties contained in the Transaction Documents is correct and not misleading when made or repeated;

(aa)	no Default:
(1)	there is no subsisting Event of Default; and

(2)	to the best of its knowledge, there is no subsisting Potential Event of Default;
(bb)	“most favoured nation”: in the reasonable opinion of Sims, the terms of each Facility (other than those terms related to pricing (including fees and margins, facility limits, repayment dates and in the case of hedging pricing and individual transaction amounts) are no less favourable in any material respect than the terms in any Other Facility Document;

(cc)	ERISA: each Transaction Party incorporated or organised in the United States of America and each of its Subsidiaries (each a Sims US Company) has operated and administered each employee benefit plan (as defined in Section 3 of ERISA) in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. No Sims US Company has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the U.S. Internal Revenue Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by a Sims US Company, or in the imposition of any lien on any of the rights, properties or assets of a Sims US Company, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the U.S. Internal Revenue Code, other than such liabilities or liens as would not individually or in the aggregate reasonably be expected to result in respect of each Sims US Company in a Material Adverse Effect;

(dd)	Federal Reserve Regulations: No Transaction Party is engaged principally, nor as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of the loan will be used, whether immediately, incidentally or ultimately, for purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System; and

(ee)	Not an Investment Company: No Transaction Party is, nor during the term of the loan will it be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
3.2	Survival and repetition of representations and warranties

The representations and warranties given under this deed:
(a)	survive the execution of each Transaction Document; and

4 Undertakings

(b)	are repeated on each date on which financial accommodation is made available under a Transaction Document, each Interest Payment Date (as defined in the relevant Transaction Document) and each day on which a person becomes an Additional Borrower or Additional Guarantor, in each case with respect to the facts and circumstances then subsisting.
3.3	Reliance by Lender

Each Transaction Party acknowledges that each Lender has entered into each Transaction Document to which it is a party in reliance on the representations and warranties given under this deed.

4	Undertakings

4.1	Provision of information and reports

Each Transaction Party must provide to each Lender the following:
(a)	Annual Financial Reports: as soon as practicable and in any event no later than 90 days after the end of each financial year, copies of the annual audited Financial Report of the Sims Group for that financial year (delivery of Financial Reports under this clause by Sims will be deemed to satisfy each other Transaction Party’s obligation under this paragraph);

(b)	Half-year Financial Reports: as soon as practicable and in any event no later than 90 days after the end of the first half of each financial year, copies of the unaudited semi-annual Financial Report of the Sims Group for that half financial year (delivery of Financial Reports under this clause by Sims will be deemed to satisfy each other Transaction Party’s obligation under this paragraph);

(c)	Compliance Certificate: together with the documents provided under clauses 4.1(a) and (b), a Compliance Certificate;

(d)	directors’ certificate: at the Lender’s request, a certificate signed by at least 2 directors of Sims stating:
(1)	if a Default has occurred; and

(2)	if so, full details of the relevant Default and the remedial action being taken or proposed;
(e)	documents issued: copies of all documents issued by it to holders of its Marketable Securities at the same time as their issue;

(f)	KYC & AML: promptly upon request, any document or information necessary in the Lender’s opinion to enable the Lender to undertake any know your customer checks or anti-money laundering checks; and

(g)	other information: any other information which the Lender reasonably requests.

4 Undertakings

4.2	Proper accounts

Each Transaction Party must:
(a)	keep accounting records which give a true and fair view of its financial condition and state of affairs; and

(b)	ensure that the accounts it provides under clause 4.1 are prepared in accordance with the Accounting Standards.
4.3	Notices to the Lender

Each Transaction Party must notify the Lender as soon as it becomes aware of:
(a)	any Default occurring, together with full details of the Default and any step taken or proposed to remedy it;

(b)	any breach of any Environmental Law or the issuing of any proceedings or notice or requirements against or upon it or its assets in respect of, or which is likely to result in, any Environmental Liability or breach of any Environmental Law in each case, which has had, or is reasonably likely to have a Material Adverse Effect;

(c)	any litigation, arbitration, administrative or other proceeding in respect of it or any of its assets being commenced or threatened which is in excess of $25,000,000 or its equivalent.

(d)	any proposal of any Government Agency to compulsorily acquire the whole or a substantial part of its assets; and

(e)	the acquisition by it of a Subsidiary.
4.4	Compliance

Each Transaction Party must, and Sims must ensure that each other member of the Sims Group will:
(a)	comply with all its obligations under each Transaction Document to which it is a party; and

(b)	ensure that no Event of Default occurs.
4.5	Maintenance of capital

Each Transaction Party will ensure that no Relevant Company takes any action to reduce its capital, cancel its uncalled capital or buy back its shares (Capital Reduction) if the Capital Reduction would, in aggregate with any other Capital Reductions by the Relevant Company in the preceding year, result in a reduction of the issued ordinary capital of the Relevant Company of greater than or equal to 10% for that year (however any Capital Reduction may not in any event be made if it causes a breach of the undertakings contained in clauses 4.17 or 4.18).

4 Undertakings

4.6	Compliance with laws and Authorisations

Each Transaction Party must and must ensure that each Relevant Company will:
(a)	comply with all laws and legal requirements, including each judgement, award, decision, finding or any other determination of a Government Agency, which applies to it or any of its assets, where failure to do so will have or be likely to have a Material Adverse Effect;

(b)	obtain, maintain and comply with:
(1)	all authorisations required in relation to the entry into, performance of obligations under, and enforceability of, each Transaction Document to which it is a party; and

(2)	all authorisations that are material to the carrying on of the business of the Sims Group (taken as a whole) where failure to do so has or is likely to have a Material Adverse Effect, and ensure those Authorisations are not cancelled, suspended, not renewed, varied or found to be invalid; and

(c)	not do anything which would prevent the renewal of any Authorisation referred to in clause 4.6(b) or cause it to be renewed on less favourable terms.
4.7	Payment of Taxes and outgoings
(a)	Each Transaction Party must pay all Taxes when due, other than:
(1)	Contested Taxes; and

(2)	where failure to do so will not have or be likely to have a Material Adverse Effect.
(b)	Each Transaction Party must pay all Contested Taxes when the terms of any final determination or settlement require those Contested Taxes to be paid.
4.8	Conduct of business

Each Transaction Party must conduct its business (including collecting debts owed to it) in a proper, orderly and efficient manner.

4.9	Maintenance of existence

A Transaction Party must, and must ensure that each Relevant Company will:
(a)	maintain its corporate existence, good standing and registration in the jurisdiction of its organisation or incorporation;

(b)	not transfer its jurisdiction of organisation or incorporation;

(c)	not enter into any amalgamation, demerger or corporate reconstruction where such event has or would be likely to have a Material Adverse Effect except a solvent amalgamation or reconstruction on terms agreed by the Lender; and

4 Undertakings

(d)	not amend its constitution or any other constituent document of it where such amendment has or would be likely to have a Material Adverse Effect, without the Lender’s prior written consent.
4.10	Negative pledge
(a)	A Transaction Party must not, and Sims must procure that no other member of the Sims Group will, create or allow to exist or agree to any Encumbrance over any of its assets other than a Permitted Encumbrance.

(b)	No Transaction Party will deposit money with a person in circumstances where the money is not repayable unless the Transaction Party performs obligations (including to pay money) to that person, except in respect of deposits which in aggregate do not exceed A$35,000,000 at any time.

(c)	A Transaction Party must not, and each Transaction Party must ensure that no Relevant Company will, dispose of 10% or more of its Total Tangible Assets or an interest in them or agree or attempt to do so (whether in one or more related or unrelated transactions) except:
(1)	where the disposals are in the ordinary course of day to day trading; and

(2)	the disposals are of obsolete assets no longer required for its business.
(d)	A Transaction Party must not enter into any arrangement which, if complied with, would prevent any Transaction Party from complying with its obligations under the Transaction Documents.

(e)	This clause 4.10 does not apply to the creation of an Encumbrance or disposal of an asset if such creation or disposal cannot be prohibited by reason of Section 1136 German Civil Code (Bürgerliches Gesetzbuch).
4.11	No change to business

The Relevant Companies will not substantially change the nature of the business or businesses carried on by them as a whole. No Relevant Company will take any action which would have that effect, whether by disposal, acquisition or otherwise.

4.12	Financial accommodation
(a)	A Transaction Party must not provide any financial accommodation, or give any Guarantee in respect of any financial accommodation other than financial accommodation provided to a Transaction Party, to or for the benefit of any person, other than Permitted Financial Accommodation or with the prior written consent of the Lender.

(b)	A Transaction Party must not permit financial accommodation to remain owing to it by a Relevant Company which is not a Transaction Party.

(c)	A Transaction Party must not satisfy any financial accommodation owed to a Relevant Company which is not a Transaction Party except any financial accommodation which, in aggregate with all other financial accommodation

4 Undertakings

owed by a Transaction Party to a Relevant Company which is not a Transaction Party that is satisfied in the 12 month period prior to the date on which the financial accommodation is to be satisfied, does not exceed A$10,000,000.
4.13	Restrictions on dealings

A Transaction Party must not deal with another party unless it does so at arm’s length for full commercial consideration and in the ordinary course of its ordinary business.

4.14	Maintenance of assets

Each Transaction Party, other than a Transaction Party whose assets comprise less than 2% of the Total Tangible Assets or a Transaction Party whose profits from ordinary activities account for less than 2% of EBITDA, must maintain and keep its assets in a good state of repair and in good working order allowing for fair wear and tear except where failure to do so would not have a material adverse effect on:
(a)	the financial condition of the Transaction Party;

(b)	its ability to perform any of its obligations under a Transaction Document; or

(c)	any Encumbrance provided to a Lender by that Transaction Party.
4.15	Insurance

Each Transaction Party must, and must ensure that each Relevant Company will:
(a)	maintain industrial special risks insurance, public liability insurance, professional indemnity liability insurance and directors and officers liability insurance with an independent and reputable insurer and consistent with the insurances maintained by it as at the date of this deed;

(b)	otherwise insure, and keep insured, its property which is of an insurable nature in the manner and to the extent which is in accordance with good business practice for property of such nature; and

(c)	promptly following a request by the Lender, provide the Lender with any certificates of currency or other evidence of currency in respect of all insurances required to be maintained by it under this deed.
4.16	Hedging

A Transaction Party must not (and in the case of Sims, must ensure that no Relevant Company will) enter into a Hedging Agreement except:
(a)	for the purposes of hedging that Transaction Party’s actual or projected interest rate, foreign exchange or other exposures arising in the ordinary course of its ordinary business and not for speculative purposes; or

(b)	with the Lender’s prior written consent.

4 Undertakings

4.17	Financial undertakings
(a)	Each Transaction Party must ensure that on each Calculation Date:
(1)	the ratio of Financial Indebtedness to EBITDA for the Calculation Period ending on that Calculation Date is not greater than 3.0:1;

(2)	the ratio of EBITDA to Net Interest Expense for the Calculation Period ending on that Calculation Date is not less than 3.5:1; and

(3)	Tangible Net Worth is at least 85% of the Tangible Net Worth calculated for the last Calculation Date of the preceding financial year.
4.18	Guarantors
(a)	Each Transaction Party must ensure that:
(1)	the Guarantors (excluding any German Guarantors) will:
(A)	at all times own, in aggregate, at least 80% of the Total Tangible Assets of the Sims Group; and

(B)	generate at least 80% of the EBITDA for each Calculation Period ending on a Calculation Date; and
(2)	where a Subsidiary owns at least 5% of Total Tangible Assets at any time or generates at least 5% of EBITDA for a Calculation Period ending on a Calculation Date, the Subsidiary becomes an Additional Guarantor in accordance with clause 14.4 within 3 months (or such minimum longer period of time as is required by law) of the earlier of the Subsidiary becoming the owner of at least 5% of Total Tangible Assets and the relevant Calculation Date, unless the Lender is provided with a written legal advice (in a form satisfactory to the Lender, acting reasonably) from a law firm in the jurisdiction in which the Subsidiary was incorporated to the effect that the accession of the Subsidiary to this deed as a Guarantor on the terms of this deed would be contrary to the law under which the Subsidiary was incorporated or carries on a substantial portion of its business.
(b)	A failure to comply with clause 4.18(a)(1) at any time, as a result of the acquisition of a Subsidiary or the acquisition of any new assets or a business, will not constitute a Default if Sims procures that additional members of the Sims Group become Guarantors in accordance with clause 14.4 to the extent required to ensure compliance with clause 4.18(a)(1) within 3 months of the relevant failure to comply.
4.19	Deed of Cross Guarantee

A Transaction Party:
(a)	must not consent to the amendment, termination, revocation, suspension or repudiation of, or waive its rights arising under, any Deed of Cross Guarantee to which it is a party without the Lender’s consent (which consent may be withheld in the Lender’s absolute discretion or, where granted, may be subject to such terms as the Lender, in its absolute discretion, requires); and

5 Events of Default

(b)	must notify the Lender immediately upon it becoming aware of any proposal or request or requirement that it provide a consent or waiver in respect of any Deed of Cross Guarantee to which it is a party.
4.20	Term of undertakings

Unless the Lender otherwise agrees in writing, until:
(a)	the commitment of that Lender is cancelled; and

(b)	the Outstanding Moneys of that Lender are unconditionally repaid in full;
each Transaction Party must, at its own cost, comply with its undertakings in this clause 4.

5	Events of Default

5.1	Events of Default

It is an Event of Default in respect of a Lender, whether or not it is within the control of a Transaction Party, if:
(a)	failure to pay: a Transaction Party fails to pay principal under a Transaction Document of that Lender or any interest or any other amount payable under a Transaction Document of that Lender on time on the due date in the manner required under that Transaction Document unless, in the case of interest or any other amount, it is paid within 2 days of the due date and it demonstrates to the satisfaction of that Lender that the delay was due to a failure in transmission of funds outside of its control where the funds were available to it with a bank and it gave the requisite instructions;

(b)	failure to comply: a Transaction Party fails to comply with clause 4.17 or clause 4.18;

(c)	non-remediable failure: a Transaction Party fails to perform any other undertaking or obligation of it under any Transaction Document of that Lender and that failure is not in the opinion of that Lender remediable;

(d)	remediable failure: the failure described in clause 5.1(c) is in the opinion of that Lender remediable, and the Transaction Party does not remedy the failure within 10 Business Days after receipt by the Transaction Party of a notice from that Lender specifying the failure;

(e)	misrepresentation: any representation or warranty or statement of a Transaction Party under a Transaction Document of that Lender is incorrect or misleading in a material respect when made or repeated;

(f)	cross default: any Financial Indebtedness of a Relevant Company in an amount of at least A$5,000,000 or its equivalent or of the Relevant Companies totalling (in aggregate for all such Relevant Companies) at least A$25,000,000 or its equivalent:

5 Events of Default

(1)	becomes due and payable before the scheduled date for payment (except as a result of an exercise of a prepayment right in the absence of default); or

(2)	is not paid when due (after taking into account any applicable grace period);
(g)	Cancellation of commitment: An obligation upon any person to provide finance to:
(1)	a Relevant Company totalling at least A$5,000,000 (or its equivalent); or

(2)	the Relevant Companies totalling (in aggregate) at least A$25,000,000 (or its equivalent), is terminated except as a result of voluntary termination in the absence of default;

(h)	Encumbrance: any Encumbrance is enforced against an asset or assets of a Relevant Company with a value or in an amount exceeding A$10,000,000 or its equivalent;

(i)	execution: a distress, attachment, execution or other process of a Government Agency is issued against, levied or entered upon:
(1)	an asset of a Relevant Company with a value or in an amount of at least A$10,000,000 or its equivalent; or

(2)	an asset or assets of Relevant Companies totalling (in aggregate for all such Relevant Companies) at least A$25,000,000 or its equivalent, and is not set aside or satisfied within 10 Business Days;

(j)	suspends payment: a Relevant Company suspends payment of its debts generally;

(k)	insolvency: a Relevant Company is Insolvent;

(l)	maintenance of capital and existence: a Transaction Party fails to comply with clause 4.5 or 4.9;

(m)	unenforceability:
(1)	all or a material part of a Transaction Document of that Lender is illegal, void, voidable or unenforceable;

(2)	a Relevant Company becomes entitled to terminate any material provision of any Transaction Document of that Lender (other than following the occurrence of a termination event or an event of default under a Hedging Agreement with the Lender in respect of which the Lender is an “Affected Party” or the “Defaulting Party” (as applicable) (as defined in that Hedging Agreement)); or

(3)	the execution, delivery or performance of a Transaction Document of that Lender by a Transaction Party or the exercise by the Lender of all

5 Events of Default

or any of its rights under a Transaction Document breaches or results in a contravention of any law;
(n)	Environmental: there is any claim or requirement of expenditure or alteration of activity or cessation of activity under any Environmental Law or law relating to health or there is any breach of any Authorisation, in each case which in the opinion of the Lender is likely to have a Material Adverse Effect or any circumstance arises which may give rise to such an action, claim, requirement or breach;

(o)	Governmental interference: a law or anything done by a Governmental Agency is likely to in the opinion of the Lender have a Material Adverse Effect;

(p)	seizure: all or any material part of the assets of the Sims Group are seized or otherwise appropriated by, or custody thereof is assumed by any Governmental Agency, or the Sims Group is otherwise prevented from exercising normal day-to-day control over all or a material part of its assets or loses any of the rights or privileges necessary to maintain its existence or to carry on its business and Sims does not demonstrate to the reasonable satisfaction of the Lender within 15 Business Days of such seizure, appropriation, assumption of custody or execution that no Material Adverse Effect has resulted, or is reasonably likely to result, therefrom;

(q)	event of default: an event of default, termination event (other than a termination event under a Hedging Agreement with the Lender in respect of which the Lender is an “Affected Party” (as defined in that Hedging Agreement)) or other similar event occurs with respect to a Relevant Company under any agreement relating to Financial Indebtedness between a Relevant Company and the Lender including the occurrence of an event which is an “event of default” with respect to a Relevant Company under any Transaction Document of that Lender other than this agreement, or any other event occurs which renders enforceable a Transaction Document of that Lender which comprises or includes a Guarantee;

(r)	Disposal without consent: a disposal occurs which cannot be prohibited pursuant to Section 1136 German Civil Code (Bürgerliches Gesetzbuch), if the disposal has not been approved by the Lender in writing, provided such disposal corresponds to a disposal set out in clause 4.10(a) and 4.10(c);

(s)	investigation: a person is appointed under the Corporations Act or any other applicable legislation to investigate any part of the affairs of a Transaction Party and the relevant Transaction Party does not demonstrate to the reasonable satisfaction of the Lender within 15 Business Days of such appointment that no Material Adverse Effect has resulted from, or is reasonably likely to result from, the investigation or as a consequence thereof;

(t)	deregistration: a step is taken under section 601AA, 601AB or 601AC of the Corporations Act or analogous provisions in a relevant jurisdiction to cancel the registration of a Transaction Party;

(u)	ASX delisting/suspension: except with the written consent of the Lender, any securities of Sims are:
(1)	not listed on at least one of:

(A)	the official list of the Australian Securities Exchange operated by ASX Limited; or

5 Events of Default

(B)	the official list of the New York Stock Exchange; or

(2)	suspended from quotation or trading on any official list referred to in clause 5.1(u)(1) for 5 consecutive trading days (except where such suspension is requested by Sims for the purpose of an acquisition or a fundraising and such securities remain suspended on that basis only and not on any other basis); or

(3)	removed from the official list of any of:

(A)	the Australian Securities Exchange operated by ASX Limited;

(B)	the New York Stock Exchange; or

(C)	another stock exchange,
because the operator of the relevant stock exchange decides that Sims or its securities no longer meet the requirements for continued listing (except where Sims has requested such removal and that is the sole basis for the removal);

(v)	material adverse effect: any event occurs which, in the reasonable opinion of the Lender, may have a Material Adverse Effect; and

(w)	ceasing business: a Transaction Party stops payment, significantly changes the general character of its business or threatens to do any of those things, or a Relevant Company ceases to carry on business, except to reconstruct or amalgamate while solvent, and which event may have a Material Adverse Effect.
5.2	Effect of Event of Default
(a)	If an Event of Default in respect of a Lender occurs that Lender may at any time after its occurrence by notice to Sims declare that:
(1)	the Outstanding Moneys under that Facility are immediately due and payable; or

(2)	the Commitment under that Facility is cancelled,
or make each of the declarations under clauses 5.2(a)(1) and (2).

(b)	Subject to clause 5.2(c), the Borrowers must immediately repay the Outstanding Moneys under the relevant Facility on receipt of a notice under clause 5.2(a)(1).

(c)	A notice given by a Lender under clause 5.2(a)(1) and (a)(2) shall be of no effect if:
(1)	it is given because of the occurrence of an Event of Default specified in clause 5.1(b), 5.1(c), 5.1(e), 5.1(f), 5.1(g), 5.1(l), 5.1(m) or 5.1(w); and

(2)	within 2 Business Days of the notice the Transaction Parties are able to show to the Lender’s absolute satisfaction (in the Lender’s absolute discretion) that:

(A)	the Event of Default is not subsisting; or

6 Review Event
(B)	where the notice relates to an Event of Default specified in clause 5.1(l) or 5.1(w), the Event of Default subsisting does not and will not have a Material Adverse Effect.
5.3	Transaction Parties to continue to perform
(a)	If the Lender makes a declaration under clause 5.2:
(1)	the declaration does not affect the obligations of a Transaction Party under the Transaction Documents; and

(2)	each Transaction Party must continue to perform its obligations under the Transaction Documents as if the declaration had not been made, subject to any directions given by the Lender under any Transaction Document.
(b)	Clause 5.3(a) does not affect the Borrower’s obligations under clause 5.2.
5.4	Enforcement
(a)	The Transaction Documents may be enforced without notice to a Transaction Party or any other person even if:
(1)	the Lender accepts any part of the Outstanding Moneys after an Event of Default; or

(2)	there has been any other Event of Default.
(b)	The Lender is not liable to any Transaction Party for any Loss a Transaction Party may suffer, incur or be liable for arising out of or in connection with the Lender exercising any Power, except to the extent specifically set out in a Transaction Document.
6	Review Event
(a)	It is a Review Event with respect to a Facility and a Lender if:
(1)	Control: the persons who at the date of this deed have Control of Sims cease to have Control of Sims; or

(2)	listing: any securities of Sims are added to the official list of any stock exchange (other than the official list of the Australian Securities Exchange operated by ASX Limited and the official list of the New York Stock Exchange).
(b)	If a Review Event occurs under:
(1)	clause 6(a)(1), then the relevant Lender may, within 90 days after the date on which the Lender is notified of that change of Control, review the terms of any financial accommodation provided under any Transaction Document of that Lender. Following that review, the

7 Guarantee and indemnity
Lender may require repayment on demand of all or part of the financial accommodation provided to any Transaction Party and terminate all its Facilities;

(2)	clause 6(a)(2), then the relevant Lender may, for a period of not less than 60 days after the date the Lender is notified of that event (Listing Review Period), review the terms of any financial accommodation provided under any Transaction Document. Following the Listing Review Period the Lender may require repayment on demand of all or part of the financial accommodation provided to any Transaction Party and terminate all its Facilities, if the Lender, acting reasonably, believes that Sims’ presence on the official list of such a stock exchange, will have, or is reasonably likely to have, a Material Adverse Effect.
7	Guarantee and indemnity
7.1	Guarantee
The Guarantors jointly and severally and unconditionally and irrevocably guarantee to each Lender severally the payment of the Outstanding Moneys of that Lender.
7.2	Payment
(a)	If the Outstanding Moneys are not paid when due, each Guarantor must immediately on demand from a Lender pay to that Lender the Outstanding Moneys of that Lender in the same manner and currency as the Outstanding Moneys are required to be paid.

(b)	A demand under clause 7.2(a) may be made at any time and from time to time.
7.3	Securities for other money
A Lender may apply any amounts received by it or recovered under any:
(a)	Collateral Security; or

(b)	other document or agreement,
which is a security for any of the Outstanding Moneys and any other money in the manner it determines in its absolute discretion.
7.4	Amount of Outstanding Moneys
(a)	This clause 7 applies to any amount which forms part of the Outstanding Moneys from time to time.

(b)	The obligations of each Guarantor under this clause 7 extend to any increase in the Outstanding Moneys as a result of:

7 Guarantee and indemnity
(1)	any amendment, supplement, renewal or replacement of any Transaction Document to which a Transaction Party and the Lender is a party; or

(2)	the occurrence of any other thing.
(c)	Clause 7.4(b):
(1)	applies regardless of whether any Guarantor is aware of or consented to or is given notice of any amendment, supplement, renewal or replacement of any agreement to which a Transaction Party and the Lender is a party or the occurrence of any other thing; and

(2)	does not limit the obligations of any Guarantor under this clause 7.
7.5	Proof by Lender

In the event of the liquidation of a Transaction Party, each Guarantor authorises the Lender to prove for all money which any Guarantor has paid or is or may be obliged to pay under any Transaction Document of that Lender, any other document or agreement or otherwise in respect of the Outstanding Moneys of that Lender.
7.6	Avoidance of payments
(a)	If any payment, conveyance, transfer or other transaction relating to or affecting the Outstanding Moneys is:
(1)	void, voidable or unenforceable in whole or in part; or

(2)	claimed to be void, voidable or unenforceable and that claim is upheld, conceded or compromised in whole or in part, the liability of each Guarantor under this clause 7 and any Power is the same as if:
(3)	that payment, conveyance, transfer or transaction (or the void, voidable or unenforceable part of it); and

(4)	any release, settlement or discharge made in reliance on any thing referred to in clause 7.6(a)(3), had not been made and each Guarantor must immediately take all action and sign all documents necessary or required by the Lender to restore to the Lender the benefit of this clause 7 and any Encumbrance held by the Lender immediately before the payment, conveyance, transfer or transaction.
(b)	Clause 7.6(a) applies whether or not the Lender knew, or ought to have known, of anything referred to in clause 7.6(a).
7.7	Indemnity for avoidance of Outstanding Moneys
(a)	If any of the Outstanding Moneys (or money which would have been Outstanding Moneys if it had not been irrecoverable) are irrecoverable by the Lender from:

7 Guarantee and indemnity
(1)	any Transaction Party; or

(2)	a Guarantor on the footing of a guarantee,
the Guarantors jointly and severally, unconditionally and irrevocably, and as a separate and principal obligation:
(3)	indemnify the Lender against any Loss suffered, paid or incurred by the Lender in relation to the non payment of that money; and

(4)	must pay the Lender an amount equal to that money.
(b)	Clause 7.7(a) applies to the Outstanding Moneys (or money which would have been Outstanding Moneys if it had not been irrecoverable) which are or may be irrecoverable irrespective of whether:
(1)	they are or may be irrecoverable because of any event described in clause 7.6;

(2)	they are or may be irrecoverable because of any other fact or circumstance;

(3)	the transactions or any of them relating to that money are void or illegal or avoided or otherwise unenforceable; and

(4)	any matters relating to the Outstanding Moneys are or should have been within the knowledge of the Lender.
7.8	No obligation to marshal

The Lender is not required to marshal or to enforce or apply under or appropriate, recover or exercise:
(a)	any Encumbrance, Guarantee or Collateral Security or other document or agreement held, at any time, by or on behalf of that or the Lender; or

(b)	any money or asset which the Lender, at any time, holds or is entitled to receive.
7.9	Non-exercise of Guarantors’ rights
A Guarantor must not exercise any rights it may have inconsistent with this clause 7.
7.10	Principal and independent obligation
(a)	This clause 7 is:
(1)	a principal obligation and is not to be treated as ancillary or collateral to any other right or obligation; and

(2)	independent of and not in substitution for or affected by any other Collateral Security which the Lender may hold in respect of the Outstanding Moneys or any obligations of any Transaction Party or any other person.

7 Guarantee and indemnity
(b)	This clause 7 is enforceable against a Guarantor:
(1)	without first having recourse to any Collateral Security;

(2)	whether or not the Lender has made demand on any Transaction Party (other than any demand specifically required to be given, or notice required to be issued, to a Guarantor under clause 7.2 or any other provision of a Transaction Document);

(3)	whether or not the Lender has given notice to any Transaction Party or any other person in respect of any thing;

(4)	whether or not the Lender has taken any other steps against any Transaction Party or any other person;

(5)	whether or not any Outstanding Moneys is then due and payable; and

(6)	despite the occurrence of any event described in clause 7.12.
7.11	Suspense account
(a)	The Lender may apply to the credit of an interest bearing suspense account any:
(1)	amounts received under this clause 7;

(2)	dividends, distributions or other amounts received in respect of the Outstanding Moneys in any liquidation; and

(3)	other amounts received from a Guarantor, a Transaction Party or any other person in respect of the Outstanding Moneys.
(b)	The Lender may retain the amounts in the suspense account for as long as it determines and is not obliged to apply them in or towards satisfaction of the Outstanding Moneys. Following payment in full of the Outstanding Moneys, it shall return the balance to the relevant Transaction Party or to another person entitled to it.
7.12	Unconditional nature of obligations
(a)	This clause 7 and the obligations of each Guarantor under the Transaction Documents are absolute, binding and unconditional in all circumstances, and are not released or discharged or otherwise affected by anything which but for this provision might have that effect, including:
(1)	the grant to any Transaction Party or any other person at any time, of a waiver, covenant not to sue or other indulgence;

(2)	the release (including a release as part of any novation) or discharge of any Transaction Party or any other person other than an express release given to a Transaction Party in writing;

(3)	the cessation of the obligations, in whole or in part, of any Transaction Party or any other person under any Transaction Document or any other document or agreement;

7 Guarantee and indemnity
(4)	the liquidation of any Transaction Party or any other person;

(5)	any arrangement, composition or compromise entered into by the Lender, any Transaction Party or any other person;

(6)	any Transaction Document or any other document or agreement being in whole or in part illegal, void, voidable, avoided, unenforceable or otherwise of limited force or effect;

(7)	any extinguishment, failure, loss, release, discharge, abandonment, impairment, compounding, composition or compromise, in whole or in part of any Transaction Document or any other document or agreement;

(8)	any Collateral Security being given to the Lender by any Transaction Party or any other person;

(9)	any alteration, amendment, variation, supplement, renewal or replacement of any Transaction Document or any other document or agreement;

(10)	any moratorium or other suspension of any Power;

(11)	the Lender or Attorney exercising or enforcing, delaying or refraining from exercising or enforcing, or being not entitled or unable to exercise or enforce any Power;

(12)	the Lender obtaining a judgment against any Transaction Party or any other person for the payment of any of the Outstanding Moneys;

(13)	any transaction, agreement or arrangement that may take place with the Lender, any Transaction Party or any other person;

(14)	any payment to the Lender or Attorney, including any payment which at the payment date or at any time after the payment date is in whole or in part illegal, void, voidable, avoided or unenforceable;

(15)	any failure to give effective notice to any Transaction Party or any other person of any default under any Transaction Document or any other document or agreement;

(16)	any legal limitation, disability or incapacity of any Transaction Party or of any other person;

(17)	any breach of any Transaction Document or any other document or agreement;

(18)	the acceptance of the repudiation of, or termination of, any Transaction Document or any other document or agreement;

(19)	any Outstanding Moneys being irrecoverable for any reason;

(20)	any disclaimer by any Transaction Party or any other person of any Transaction Document or any other document or agreement;

7 Guarantee and indemnity
(21)	any assignment, novation, assumption or transfer of, or other dealing with, any Powers or any other rights or obligations under any Transaction Document or any other document or agreement;

(22)	the opening of a new account of any Transaction Party with the Lender or any transaction on or relating to the new account;

(23)	any prejudice (including material prejudice) to any person as a result of any thing done or omitted by the Lender, any Transaction Party or any other person;

(24)	any prejudice (including material prejudice) to any person as a result of the Lender, Attorney or any other person selling or realising any property the subject of a Collateral Security at less than the best price;

(25)	any prejudice (including material prejudice) to any person as a result of any failure or neglect by the Lender, Attorney or any other person to recover the Outstanding Moneys from any Transaction Party or by the realisation of any property the subject of a Collateral Security;
(26)	any prejudice (including material prejudice) to any person as a result of any other thing;

(27)	the receipt by the Lender of any dividend, distribution or other payment in respect of any liquidation;

(28)	the failure of any other Guarantor or any other person who is intended to become a co-surety or co-indemnifier of that Guarantor to execute this deed or any other document; or

(29)	any other act, omission, matter or thing whether negligent or not.
(b)	Clause 7.12(a) applies irrespective of:
(1)	the consent or knowledge or lack of consent or knowledge, of the Lender, any Transaction Party or any other person of any event described in clause 7.12(a); or

(2)	any rule of law or equity to the contrary.
7.13	No competition
(a)	Until the Outstanding Moneys have been fully paid and this clause 7 has been finally discharged, a Guarantor is not entitled to:
(1)	be subrogated to the Lender;

(2)	claim or receive the benefit of any Encumbrance, Guarantee or other document or agreement of which the Lender has the benefit;

(3)	claim or receive the benefit of any moneys held by the Lender; or

(4)	claim or receive the benefit of any Power;

(5)	either directly or indirectly prove in, claim or receive the benefit of any distribution, dividend or payment arising out of or relating to the

7 Guarantee and indemnity
liquidation of any Transaction Party liable to pay the Outstanding Moneys, except in accordance with clause 7.13(b);

(6)	make a claim or exercise or enforce any right, power or remedy (including under an Encumbrance or Guarantee or by way of contribution) against any Transaction Party liable to pay the Outstanding Moneys other than payments made in the ordinary course of business that are not otherwise restricted by this clause 7.13;

(7)	accept, procure the grant of or allow to exist any Encumbrance in favour of a Guarantor from any Transaction Party liable to pay the Outstanding Moneys;

(8)	exercise or attempt to exercise any right of set-off against, or realise any Encumbrance taken from, any Transaction Party liable to pay the Outstanding Moneys; or

(9)	raise any defence or counterclaim in reduction or discharge of its obligations under this clause 7.
(b)	If required by the Lender, a Guarantor must prove in any liquidation of any Transaction Party liable to pay the Outstanding Moneys for all money owed to the Guarantor.

(c)	All money recovered by a Guarantor from any liquidation or under any Encumbrance or Guarantee from any Transaction Party liable to pay the Outstanding Moneys must be received and held in trust by the Guarantor for the Lender to the extent of the unsatisfied liability of the Guarantor under this clause 7.

(d)	A Guarantor must not do or seek, attempt or purport to do anything referred to in clause 7.13(a).
7.14	Continuing guarantee
This clause 7 is a continuing obligation of each Guarantor, despite:
(a)	any settlement of account; or

(b)	the occurrence of any other thing,
and remains in full force and effect until:
(c)	all the Outstanding Moneys have been paid in full; and

(d)	this clause 7 has been finally discharged by all the Lenders.
7.15	Variation

This clause 7 extends to cover the Transaction Documents as amended, varied or replaced, whether with or without the consent of any one or more of the Guarantors, including any increase in the limit or maximum principal amount available under a Transaction Document.

8 German Guarantors
7.16	Judgments

A final judgment obtained against a relevant Transaction Party is conclusive as against each Guarantor.
8	German Guarantors
(a)	To the extent that the guarantee created under clause 7 is granted by a German Guarantor (a German Guarantee) and the German Guarantee guarantees to a Lender (the Relevant Lender) amounts which are owed by direct or indirect shareholders of the German Guarantor or affiliated companies of such shareholders (with the exception of affiliated companies which are also affiliated companies of the German Guarantor), the German Guarantee to the Relevant Lender shall be subject to certain limitations as set out in clause 8(b). In relation to any other amounts guaranteed, the German Guarantee remains unlimited.

(b)	To the extent that a demand under clause 7 is made by a Relevant Lender upon a German Guarantor in respect of amounts in relation to which the conditions pursuant to clause 8(a) are fulfilled, the relevant German Guarantor’s liability shall be limited, in respect of that demand only:
(1)	if the value of that German Guarantor’s Net Assets is greater than its stated share capital at the time of the demand, to that amount such that after payment of that amount the value of the German Guarantor’s Net Assets is not less than its stated share capital (Stammkapital); or

(2)	if the value of its Net Assets is lower than its stated share capital at the time of the demand, to nil, for the purpose of not affecting its assets which are required for the obligatory preservation of its stated share capital according to §§ 30, 31 German GmbH-Act (GmbH-Gesetz).
(c)	In this clause 8, Net Assets (Nettovermögen) means the sum of the German Guarantor’s assets pursuant to Section 266 para. 2 A, B and C of the German Commercial Code (Handelsgesetzbuch), less the sum of the German Guarantor’s liabilities pursuant to Section 266, paragraphs 3 B, C (but disregarding, for the avoidance of doubt, the obligations under clause 7 of this deed) and D of the German Commercial Code (Handelsgesetzbuch) each as shown in a balance sheet as of the date on which the enforcement of the German Guarantee is sought (Stichtagsbilanz) whereby the balance sheet shall be adjusted as set out under clause 8(d).

(d)	For the purposes of calculating the Net Assets, the following balance sheet items shall be adjusted as follows:
(1)	loans provided to the German Guarantor shall be disregarded, if and to the extent such loans have been made available, directly or indirectly to the German Guarantor from funds made available by the Relevant Lender;

(2)	the amount of any increase of the stated share capital (Stammkapital) of the German Guarantor registered after the date of such German

9 Payments
Guarantor becoming a party to this deed without the prior written consent of the Relevant Lender shall be deducted from the relevant stated share capital;

(3)	loans provided to the German Guarantor by any of its affiliated entities shall be disregarded if and to the extent such loans are subordinated, or are considered subordinated pursuant to Section 39, paragraph 1, number 5 German Insolvency Act (InsO); and

(4)	loans and other liabilities incurred in violation of the provisions of the Transaction Documents shall be disregarded.
(e)	This clause 8 shall apply mutatis mutandis if the German Guarantee is granted by a Guarantor incorporated in Germany as a limited liability partnership (GmbH & Co. KG) in relation to the limited liability company as general partner (Komplementär) of such Guarantor.
9	Payments

9.1	Manner of payment

All payments by a Transaction Party under the Transaction Documents must be made:
(a)	in Same Day Funds;

(b)	in the Relevant Currency;

(c)	no later than 10.00am in the place for payment on the due date, to the Lender’s account as specified by the Lender to the Borrower or in any other manner the Lender directs from time to time.
9.2	Payments on a Business Day

If a payment is due on a day which is not a Business Day, the due date for that payment is the next Business Day in the same calendar month or, if none, the preceding Business Day, and interest must be adjusted accordingly.

9.3	Payments in gross

All payments which a Transaction Party is required to make under any Transaction Document must be without:
(a)	any set-off, counterclaim or condition; or

(b)	any deduction or withholding for any Tax or any other reason unless the Transaction Party is required to make a deduction or withholding by applicable law.

9 Payments
9.4	Additional payments

If:
(a)	any Transaction Party is required to make a deduction or withholding in respect of Tax (other than Excluded Tax) from any payment to be made to the Lender under any Transaction Document; or

(b)	the Lender is required to pay any Tax (other than Excluded Tax) in respect of any payment it receives from a Transaction Party under any Transaction Document, the Transaction Party:
(c)	indemnifies the Lender against that Tax; and

(d)	must pay to the Lender an additional amount which the Lender determines to be necessary to ensure that the Lender receives when due a net amount (after payment of any Tax in respect of each additional amount) that is equal to the full amount it would have received if a deduction or withholding or payment of Tax had not been made.
9.5	Taxation deduction procedures

If clause 9.4(a) applies:
(a)	the Transaction Party must pay the amount deducted or withheld to the appropriate Government Agency as required by law; and

(b)	the Transaction Party must:
(1)	use reasonable endeavours to obtain a payment receipt from the Government Agency (and any other documentation ordinarily provided by the Government Agency in connection with the payment); and

(2)	within 2 Business Days after receipt of the documents referred to in clause 9.5(b)(1), deliver copies of them to the Lender.
9.6	Tax Credit

If a Transaction Party makes an additional payment under clause 9.4 for the benefit of the Lender, and the Lender determines that:
(a)	a credit against, relief or remission for, or repayment of any Tax (Tax Credit) is attributable to that additional payment; and

(b)	the Lender has obtained, utilised and retained that Tax Credit, then the Lender must pay an amount to the Transaction Party which the Lender determines will leave it (after that payment) in the same after Tax position as it would have been in had the additional payment not been made by the Transaction Party.
9.7	Tax affairs

Nothing in clause 9.6:

9 Payments
(a)	interferes with the right of the Lender to arrange its tax affairs in any manner it thinks fit;

(b)	obliges the Lender to investigate the availability of, or claim, any Tax Credit; or

(c)	obliges the Lender to disclose any information relating to its tax affairs or any tax computations.
9.8	Amounts payable on demand

If any amount payable by a Transaction Party under any Transaction Document is not expressed to be payable on a specified date, that amount is payable by the Transaction Party on demand by the Lender.

9.9	Appropriation of payments
(a)	All payments made by a Transaction Party under a Transaction Document may be appropriated as between principal, interest and other amounts as the Lender determines or, failing any determination, in the following order:
(1)	first, towards reimbursement of all fees, costs, expenses, charges, damages and indemnity payments due and payable by the Transaction Parties under the Transaction Documents;

(2)	second, towards payment of interest due and payable under the Transaction Documents; and

(3)	third, towards repayment or prepayment of the Principal Outstanding.
(b)	Any appropriation under clauses 9.9(a) overrides any appropriation made by a Transaction Party.
9.10	Currency exchanges

If the Lender receives an amount under a Transaction Document in a currency which is not in the Relevant Currency, the Lender:
(a)	may convert the amount received into the Relevant Currency in accordance with its normal procedures; and

(b)	is only regarded as having received the amount that it has converted into the Relevant Currency.
9.11	Currency of account
(a)	Subject to paragraphs 9.11(b) to 9.11(e) below, Dollars are the currency of account and payment for any sum due from a Borrower or any other Transaction Party under any Transaction Document.

(b)	A repayment of financial accommodation shall be made on its due date in the currency in which it is denominated.

10 Increased costs and illegality
(c)	Each payment of interest shall be made in the currency in which the sum in respect of which the interest is payable was denominated when that interest accrued.

(d)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(e)	Any amount expressed to be payable in a currency other than Dollars shall be paid in that other currency.
9.12	Change of currency
(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:
(1)	any reference in a Transaction Document to, and any obligations arising under a Transaction Document in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Lender (after consultation with the Borrowers); and

(2)	any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Lender (acting reasonably).
(b)	If a change in any currency of a country occurs, this agreement will, to the extent the Lender (acting reasonably and after consultation with the Borrowers) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.
10	Increased costs and illegality

10.1	Increased costs
(a)	If a Lender determines that any Change in Law affecting it or any of its holding companies (each a Holding Company) directly or indirectly:
(1)	increases the effective cost to the Lender of performing its obligations under the Transaction Documents of that Lender or funding or maintaining that Lender’s participation in that Lender’s Facility;

(2)	reduces any amount received or receivable by the Lender under the Transaction Documents of that Lender; or

(3)	in any other way reduces the effective return to the Lender or any Holding Company under the Transaction Documents of that Lender or the overall return on capital of the Lender or any Holding Company,

10 Increased costs and illegality
(each an Increased Cost), the Borrowers must pay to the Lender on demand compensation for the Increased Cost to the extent attributed by the Lender or Holding Company (using the methods it considers appropriate) to the Lender’s obligations under the Transaction Documents of that Lender or the funding or maintenance of that Lender’s Facility.

(b)	A Transaction Party is not obliged to pay compensation under this clause if the relevant increased cost, reduction in the amount receivable or reduction in return on capital is:
(1)	fully compensated for by clause 9.4; or

(2)	attributable to the wilful breach by the Lender claiming the benefit of the clause of any law or a breach by the Lender of the terms of a Transaction Document.
(c)	A claim under clause 10.1(a) in the absence of manifest error, is sufficient evidence of the amount to which the Lender is entitled under clause 10.1(a) unless the contrary is proved.

(d)	If Sims receives a demand from a Lender under clause 10.1(a), the Borrowers may, by written notice to the Lender on or before the date which is 20 Business Days after the date of that demand, cancel the commitment of that Lender and prepay its Outstanding Moneys in full.

(e)	A notice under clause 10.1(d) is irrevocable and the relevant Borrowers must, on the date which is 40 Business Days after the date that the notice is given, pay to that Lender the Outstanding Moneys of that Lender in full.
10.2	Illegality
(a)	If any Change in Law or other event makes it illegal for a Lender to perform its obligations under the Transaction Documents of that Lender or fund or maintain that Lender’s Facility, that Lender may by notice to Sims:
(1)	suspend all or part of its obligations under the Transaction Documents for the duration of the illegality; or

(2)	by notice to Sims, cancel all or part of its Commitment and require the Borrowers to repay the Outstanding Moneys in part or in full on the date which is 40 Business Days after the date on which the Lender gives the notice or any earlier date required by, or to comply with, the applicable law, provided that if the Lender determines in its absolute discretion that the illegality can be avoided by a partial suspension or cancellation, then the Lender may only suspend its obligations or cancel its Commitment under this clause 10.2 to the extent it considers necessary to avoid the illegality.

(b)	A notice under clause 10.2(a)(2) is irrevocable and the Borrowers must, on the repayment date determined under clause 10.2(a)(2), pay to the relevant Lender the Outstanding Moneys of that Lender in full.

(c)	If this clause 10.2 applies, the relevant Lender agrees to use reasonable endeavours for a period of 90 days to make the relevant financial accommodation available by some alternative means including changing its Lending Office or making the financial accommodation available through a

11 Indemnities
Related Body Corporate provided that nothing in this clause 10.2 will oblige the Lender to incur any costs or expenses or take any action or refrain from taking any action where, in the opinion of the Lender, the taking of that action or the refraining from taking that action is impractical, may be prejudicial to the Lender or is contrary to the Lender’s policies.
11	Indemnities

11.1	General indemnity
(a)	Each Borrower indemnifies each Lender against any Loss which that Lender (whether acting as agent of the Borrower or of the Lender) or an Attorney pays, suffers, incurs or is liable for, in respect of any of the following:
(1)	financial accommodation requested under a Transaction Document not being made for any reason including any failure by a Transaction Party to fulfil any condition precedent contained in the Transaction Documents of that Lender, but excluding any default by that Lender;

(2)	financial accommodation provided by that Lender being repaid or discharged other than on the scheduled date for repayment or discharge;

(3)	the occurrence of any Default;

(4)	that Lender exercising its Powers consequent upon or arising out of the occurrence of any Default;

(5)	the non-exercise, attempted exercise, exercise or delay in the exercise of any Power; and

(6)	any act or omission of a Transaction Party or any of its employees or agents.
(b)	The indemnity in clause 11.1(a), includes the amount determined by the Lender as being incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Lender to fund or maintain its Facility.
11.2	Foreign currency indemnity

If, at any time:
(a)	a Lender or an Attorney receives or recovers any amount payable by a Transaction Party including:
(1)	under any judgment or order of any Government Agency;

(2)	for any breach of any Transaction Document;

(3)	on the liquidation or bankruptcy of the Transaction Party or any proof or claim in that liquidation or bankruptcy; or

12 Fees, Tax, costs and expenses
(4)	any other thing into which the obligations of the Transaction Party may have become merged; and
(b)	the Payment Currency is not the Relevant Currency,
the Borrower indemnifies the Lender or Attorney against any shortfall between the amount payable in the Relevant Currency and the amount actually or notionally received or recovered by the Lender or Attorney after the Payment Currency is converted or translated into the Relevant Currency under clause 11.3.
11.3	Conversion of currencies

In making any currency conversion under clause 11.2, the Lender or Attorney may itself or through its bankers purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in accordance with its normal practice.

11.4	Continuing indemnities and evidence of loss
(a)	Each indemnity of a Transaction Party in a Transaction Document is a continuing obligation of the Transaction Party, despite:
(1)	any settlement of account; or

(2)	the occurrence of any other thing,
and remains in full force and effect until the Outstanding Moneys are fully and finally repaid.
(b)	Each indemnity of a Transaction Party in a Transaction Document is an additional, separate and independent obligation of a Transaction Party and no one indemnity limits the general nature of any other indemnity.

(c)	Each indemnity of a Transaction Party in a Transaction Document survives the termination of any Transaction Document.

(d)	A certificate given by an Officer of the Lender detailing the amount of any Loss covered by any indemnity in a Transaction Document is sufficient evidence unless the contrary is proved. Any such certificate must provide reasonable details of the amount claimed and where appropriate how it has been calculated.
12	Fees, Tax, costs and expenses

12.1	Tax
(a)	The Borrowers must pay any Tax, other than an Excluded Tax in respect of the Lender, which is payable in respect of a Transaction Document (including in respect of the execution, delivery, performance, release, discharge, amendment or enforcement of a Transaction Document).

(b)	The Borrowers must pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 12.1(a) except to the extent that the fine,

13 Assignment and substitution
penalty or other cost is caused by the Lender’s failure to lodge money received from the Borrower within 5 Business Days before the due date for lodgement.
(c)	Each Borrower indemnifies the Lender against any amount payable under clause 12.1(a) or (b).
12.2	Costs and expenses

The Borrowers must pay all costs and expenses of the Lender in relation to:
(a)	the negotiation, preparation, execution, delivery, stamping, registration, completion, variation and discharge of any Transaction Document, provided that those costs and expenses are reasonable;

(b)	the enforcement, protection or waiver of any rights under any Transaction Document;

(c)	the consent or approval of the Lender given under any Transaction Document, provided that those costs and expenses are reasonable; and

(d)	any enquiry by a Government Agency involving a Transaction Party, including any legal costs and expenses and any professional consultant’s fees on a full indemnity basis, subject, in the case of costs and expenses arising under clause 12.2(a) or 12.2(c) only, to any maximum amount for such costs, expenses and fees agreed between the Lender and Sims.
12.3	GST
(a)	If GST is or will be imposed on a supply made under or in connection with a Transaction Document by a Lender, the Lender may, to the extent that the consideration otherwise provided for that supply is not stated to include an amount in respect of GST on the supply:
(1)	increase the consideration otherwise provided for that supply under the Transaction Document by the amount of that GST; or

(2)	otherwise recover from the recipient of the supply the amount of that GST.
(b)	The Lender must issue a Tax Invoice to the recipient of the supply no later than 5 Business Days after payment to the Lender of the GST inclusive consideration for that supply.

(c)	Where under a Transaction Document a Transaction Party is required to reimburse or indemnify for an amount, that Transaction Party will pay the relevant amount (including any sum in respect of GST) less any GST input tax credit the relevant Lender is entitled to claim in respect of that amount.

13 Assignment and substitution
13	Assignment and substitution

13.1	Assignment by Transaction Party

A Transaction Party must not assign or novate any of its rights or obligations under a Transaction Document of a Lender without the Lender’s prior written consent.

13.2	Assignment by Lender

The Lender may assign or novate any of its rights and obligations under a Transaction Document of that Lender to any person if:
(a)	any necessary prior Authorisation is obtained;

(b)	where the Lender is novating any of its rights and obligations under a Transaction Document the Borrower gives its prior consent to the novation which consent must not be unreasonably withheld and is deemed given if no response is received within 15 days of a request for consent; and

(c)	the proposed assignee becomes a party to this deed as a New Lender by executing a Lender Accession Deed in accordance with clause 14.
13.3	Assist

Each party must do any thing which a Lender reasonably requests including, executing any documents or amending any Transaction Document of that Lender (other than this deed), to effect any transfer, assignment, novation or substitution under this clause 13.

13.4	Securitisation permitted
(a)	A Lender may, without having to obtain the consent of or notify a Transaction Party, assign, transfer, sub-participate or otherwise deal with any of its rights under a Transaction Document to a trustee of a trust, a company or any other entity which in each case is established for the purposes of securitisation (Securitisation Dealing) provided that the Lender remains the Lender on record.

(b)	Despite any Securitisation Dealing by a Lender:
(1)	the Lender must continue to perform all its obligations under this deed; and

(2)	any amount paid by the Transaction Party to the Lender will satisfy the Transaction Party’s obligation to make that payment until the Transaction Party is given notice by the Lender of the Securitisation Dealing and directed by the Lender to pay any amount payable by the Transaction Party under this deed to the relevant assignee, transferee or sub-participant.

14 New Lenders and Additional Transaction Parties
13.5	Participation permitted

The Lender may grant a participation interest (being a right to share in the financial benefits of this deed, without any rights against a Transaction Party) in any of the Lender’s rights and benefits under the Transaction Documents of that Lender to any other person without having to obtain the consent of or to notify a Transaction Party.

13.6	Lending Office
(a)	The Lender may change its Lending Office at any time.

(b)	The Lender must promptly notify Sims of the change.
13.7	No increase in costs

If a Lender assigns or novates any of its rights or obligations under any Transaction Document or changes its Lending Office, no Transaction Party is required to pay any net increase in the aggregate amount of costs, Taxes, fees or charges which is a direct consequence of the transfer or assignment or change of Lending Office.

14	New Lenders and Additional Transaction Parties

14.1	New Lenders

A bank or other financial institution which is not an Original Lender may become a Lender for the purposes of this deed by entering into a duly completed and executed Lender Accession Deed with Sims (on behalf of itself and each other Transaction Party).

14.2	Retired Lenders

A Lender will no longer be bound by the Transaction Documents of that Lender immediately upon notification by the Lender to Sims that all obligations of the Transaction Parties to the Lender have been discharged and released.

14.3	Additional Borrowers

Sims may request that any of its wholly owned Subsidiaries becomes an Additional Borrower. That Subsidiary shall become an Additional Borrower if:
(a)	the Lender approves the addition of that Subsidiary as an Additional Borrower;

(b)	Sims delivers to each Lender a duly completed and executed Accession Deed for the accession of that Subsidiary as an Additional Guarantor and Additional Borrower;

(c)	Sims confirms that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Guarantor and Additional Borrower; and

15 Representatives
(d)	each Lender has received all of the documents and other evidence listed in Schedule 4 in relation to that Additional Borrower, each in form and substance satisfactory to it.
14.4	Additional Guarantors

Sims may request that any of its wholly owned Subsidiaries become an Additional Guarantor. That Subsidiary shall become an Additional Guarantor if:
(a)	Sims delivers to each Lender an original counterpart of a duly completed and executed Accession Deed; and

(b)	Sims confirms that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Guarantor; and

(c)	each Lender has received all of the documents and other evidence listed in Schedule 4 in relation to that Additional Guarantor, each in form and substance satisfactory to it.
14.5	Repetition of Representations

Delivery of an Accession Deed to a Lender constitutes confirmation by the relevant Subsidiary that the representations and warranties in the Transaction Documents of that Lender are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

15	Representatives

15.1	Lender as agent or trustee

If a Lender or any other person acts as an agent or trustee (Facility Agent) on behalf of any other Lenders in respect of any Transaction Document then as between the Facility Agent and those Lenders and the Transaction Parties in relation to, but subject to the terms of, those Transaction Documents:
(a)	any information, consent, approval, waiver, variation or notice under this deed that is able or required to be given:
(1)	by one or more of those Lenders shall be given only by the Facility Agent on behalf of those Lenders; and

(2)	to one or more of those Lenders may be given to the Facility Agent on behalf of those Lenders (and if given to the Facility Agent is regarded as given to each such Lender);
(b)	without limiting clause 15.1(a), any notice provided for in this deed relating to or given consequent upon a breach or default or Event of Default under a Transaction Document to which those Lenders are party shall only be given by the Facility Agent on behalf of those Lenders; and

(c)	each Transaction Party may assume, without the necessity for enquiry, that the Facility Agent is duly appointed and that anything done or purported to be done

16 Saving provisions
by the Facility Agent under a Transaction Document to which those Lenders are party has been authorised by the requisite Lender or Lenders under those Transaction Documents.
15.2	Transaction Parties’ agent
(a)	All communications under the Transaction Documents to and from the Transaction Parties may be sent to or by Sims.

(b)	Each Transaction Party (other than Sims) by its execution of this deed or an Accession Deed irrevocably appoints Sims to act on its behalf as its agent and attorney in relation to the Transaction Documents and irrevocably authorises:
(1)	Sims on its behalf to supply all information concerning itself contemplated by this deed to any Lender;

(2)	Sims on its behalf to give and receive all notices and instructions under the Transaction Documents;

(3)	Sims on its behalf to agree and sign all documents under or in connection with the Transaction Documents (including any Accession Deed, Lender Accession Deed or amendment, supplement or variation to any Transaction Document) without further reference to or the consent of that Transaction Party; and

(4)	each Lender to give any notice, demand or other communication to that Transaction Party pursuant to the Transaction Documents to Sims, and in each case the Transaction Party will be bound by any act of Sims under this clause 15.2.
16	Saving provisions

16.1	No merger of security
(a)	Nothing in this deed merges, extinguishes, postpones, lessens or otherwise prejudicially affects:
(1)	any Encumbrance or indemnity in favour of the Lender; or

(2)	any Power.
(b)	No other Encumbrance or Transaction Document which the Lender has the benefit of in any way prejudicially affects any Power.
16.2	Exclusion of moratorium

To the extent not excluded by law, a provision of any legislation which directly or indirectly:

16 Saving provisions
(a)	lessens, varies or affects in favour of a Transaction Party any obligations under a Transaction Document; or

(b)	stays, postpones or otherwise prevents or prejudicially affects the exercise by the Lender of any Power, is negatived and excluded from each Transaction Document and all relief and protection conferred on a Transaction Party by or under that legislation is also negatived and excluded.
16.3	Conflict

Where any right, power, authority, discretion or remedy conferred on the Lender or an Attorney by any Transaction Document is inconsistent with the powers conferred by applicable law then, to the extent not prohibited by that law, those conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

16.4	Consents
(a)	Whenever the doing of any thing by a Transaction Party is dependent on the consent of the Lender, the Lender may withhold its consent or give it conditionally or unconditionally in its absolute discretion, unless expressly stated otherwise in a Transaction Document.

(b)	Any conditions imposed on a Transaction Party by the Lender under clause 16.4(a) must be complied with by the Transaction Party.
16.5	Principal obligations

This deed and each Collateral Security is:
(a)	a principal obligation and is not ancillary or collateral to any other Encumbrance (other than another Collateral Security) or other obligation; and

(b)	independent of, and unaffected by, any other Encumbrance or other obligation which the Lender may hold at any time in respect of the Outstanding Moneys.
16.6	Non-avoidance

If any payment by a Transaction Party to the Lender is avoided for any reason including any legal limitation, disability or incapacity of or affecting the Transaction Party or any other thing, and whether or not:
(a)	any transaction relating to the Outstanding Moneys was illegal, void or substantially avoided; or

(b)	any thing was or ought to have been within the knowledge of the Lender, the Transaction Party:

(c)	as an additional, separate and independent obligation, indemnifies the Lender against that avoided payment; and

16 Saving provisions
(d)	acknowledges that any liability of the Transaction Party under the Transaction Documents and any right or remedy of the Lender under the Transaction Documents is the same as if that payment had not been made.
16.7	Set-off authorised

If a Transaction Party does not pay any amount when due and payable by it to the Lender under a Transaction Document, the Lender may:
(a)	apply any credit balance in any currency in any account of the Transaction Party with the Lender in or towards satisfaction of that amount; and

(b)	effect any currency conversion which may be required to make an application under clause 16.7(a).
16.8	Lender’s certificates and approvals
(a)	A certificate signed by any Officer of the Lender in relation to any amount, calculation or payment under any Transaction Document is sufficient evidence of that amount, calculation or payment unless the contrary is proved.

(b)	Where any provision of a Transaction Document requires the Lender’s approval, that approval will not be effective unless and until it is provided in writing.
16.9	No reliance or other obligations and risk assumption

Each Transaction Party acknowledges and confirms that:
(a)	it has not entered into any Transaction Document in reliance on any representation, warranty, promise or statement made by or on behalf of the Lender;

(b)	in respect of the transactions evidenced by the Transaction Documents, the Lender has no obligations other than those expressly set out in the Transaction Documents; and

(c)	in respect of interest rates or exchange rates, the Lender is not liable for:
(1)	any movement in interest rates or exchange rates;

(2)	any information, advice or opinion provided by the Lender or any person on behalf of the Lender, even if provided at the request of a Transaction Party (it being acknowledged by each Transaction Party that such matters are inherently speculative);

(3)	any information, advice or opinion provided by the Lender or any person on behalf of the Lender, even if relied on by a Transaction Party; or

(4)	any information, advice or opinion provided by the Lender or any person on behalf of the Lender, even if provided incorrectly or negligently.

17 General
16.10	Power of attorney
(a)	For consideration received, each Transaction Party irrevocably appoints the Lender and each Officer of the Lender as the attorney of the Transaction Party to:
(1)	execute and deliver all documents; and

(2)	do all things,
which are necessary or desirable to give effect to each Transaction Document.
(b)	An attorney appointed under clause 16.10(a) may appoint a substitute attorney to perform any of its powers.

(c)	An Attorney appointed under clause 16.10(a) may only exercise any of its powers under this clause 16.10 whilst an Event of Default is subsisting.
17	General

17.1	Confidential information

The Lender must not disclose to any person:
(a)	any Transaction Document; or

(b)	any information about any Transaction Party,
except:
(c)	in connection with a permitted assignment, novation, participation or securitisation under clause 13, or a proposed permitted assignment, novation, participation or securitisation under clause 13, where the disclosure is made on the basis that the recipient of the information will comply with this clause 17.1 in the same way that the Lender is required to do;

(d)	to any professional or other adviser consulted by it in relation to any of its rights or obligations under the Transaction Documents;

(e)	to the Reserve Bank of Australia, the Australian Tax Office or any Government Agency requiring disclosure of the information;

(f)	in connection with the enforcement of its rights under the Transaction Documents;

(g)	where the information is already in the public domain, or where the disclosure would not otherwise breach any duty of confidentiality;

(h)	if required by law; or

(i)	otherwise with the prior written consent of the relevant Transaction Party (such consent not to be unreasonably withheld).

17 General
17.2	Transaction Party to bear cost

Any thing which must be done by a Transaction Party under any Transaction Document, whether or not at the request of the Lender, must be done at the cost of the Transaction Party.

17.3	Dispute Resolution
(a)	If an Issue or a circumstance that is reasonably likely to result in a Issue, arises Sims and the Lender must not commence any court proceedings relating to the Issue unless it has complied with the provisions of this clause 17.3, except to seek urgent interlocutory relief.

(b)	If Sims or the Lender become aware of an Issue or a circumstance that is reasonably likely to result in an Issue, it must promptly notify the other (Initial Notice), and if the Issue is not resolved within ten (10) Business Days from the date that of that Initial Notice, (excluding the date of that Initial Notice) (or such other period as agreed to in writing between Sims and the Lender), then either Sims or the Lender may give a written notice to the other specifying the nature and details of the Issue (Notification).

(c)	If an Issue is resolved within ten (10) Business Days from the date on which Initial Notice is provided (excluding the date on which Initial Notice is given) (or such other period as agreed to in writing between Sims and the Lender), Sims and the Lender must exchange written acknowledgement of such resolution prior to the end of the ten (10) Business Day period.

(d)	Once a Notification of an Issue is given in accordance with clause 17.3(b), a Dispute is taken to have arisen. If no Notification is given in accordance with clause 17.3(b) or the Issue is resolved and written acknowledgement has been exchanged between Sims and the Lender in accordance with clause 17.3(c), a Dispute will not be taken to have arisen in relation to any Issue and the provisions of this clause 17.3 will no longer apply. If the provisions of this clause 17.3 no longer apply as a result of the failure of either Sims or the Lender to give a Notification, the matter or thing asserted by either Sims or the Lender which gave rise to the Issue will be disregarded.

(e)	If Sims and the Lender do not resolve a Dispute within ten (10) Business Days after the Notification is given (excluding the date on which the Notification is given) (or such other period as agreed to in writing between Sims and the Lender) either Sims or the Lender may submit the Dispute to expert determination.

(f)	If the Dispute is to be referred to expert determination under clause 17.3(e):
(1)	both Sims and the Lender may nominate an independent expert with relevant expertise in accounting, legal and commercial matters to act as expert and submit this nomination to the other within the earlier of twelve (12) Business Days after the Notification is given (excluding the date on which the Notification is given), or two (2) Business Days following a decision by Sims and the Lender to submit the Dispute to expert determination (excluding the date on which that decision is reached) (or such other period as agreed to in writing between Sims and the Lender);

17 General
(2)	if only the Lender or only Sims nominates an expert by the time specified in, and otherwise in accordance with, clause 17.3(f)(1), the nominated expert will be taken to have been agreed to by both Sims and the Lender and that expert will be validly appointed;

(3)	if Sims and the Lender do not agree on the appointment of an expert within three (3) Business Days after both expert nominations have been submitted (excluding the date on which both nominations have been submitted), the matter will be referred to the President of the Institute of Chartered Accountants of Australia who will nominate an expert to determine the Dispute and both Sims and the Lender will accept this nomination;

(4)	where Sims is engaged in a dispute with any of its other lenders (which have adopted a dispute resolution clause in substantially the same form as this clause 17.3) in relation to the same subject matter as a Dispute or Issue between Sims and the Lender, the Lender agrees to the common appointment of an expert to resolve the disputes simultaneously and an expert appointed in these circumstances can only be appointed if the expert accepts a common appointment;

(5)	the terms of the expert’s retainer must provide that in resolving the Dispute the expert will, to the extent relevant, be subject to the then current ACDC Guidelines for Expert Determination, and will use all reasonable endeavours to ensure that if a Dispute relates to a current Calculation Period a decision is reached prior to the Calculation Date for that Calculation Period;

(6)	the terms of the expert’s retainer must provide that the expert must provide a decision as soon as reasonably practicable and in any event no later than the five (5) Business Days from the date of referral (excluding the date of referral) (or such other period as agreed to in writing between Sims and the Lender);

(7)	the decision of the expert is final and binding on the Lender and the Transaction Parties except in the case of manifest error; and

(8)	if, for any reason:
(A)	an expert is not appointed within five (5) Business Days of the expert appointment decision being referred to the President of the Institute of Chartered Accountants of Australia (excluding the date on which the matter is referred); or

(B)	the appointed expert provides Sims and the Lender with written confirmation that the expert is unable to reach a decision in relation to the Dispute, the provisions of this clause 17.3 will no longer apply to the Dispute and each of Sims and the Lender may:

(C)	commence court proceedings; and/or

(D)	pursue any other remedies that are available to the relevant party,

17 General
in relation to the matter or thing forming the subject matter of the Dispute.
(g)	If a Dispute or Issue first arises prior to the end of a Calculation Period and is not resolved in accordance with this clause 17.3 by the end of that Calculation Period, Sims and the Lender agree to use reasonable endeavours to resolve the Dispute or Issue as soon as possible following the relevant Calculation Date and in any event no later than 30 Business Days following Sims and the Lender first becoming aware of the Issue or Dispute (excluding the date on which both Sims and the Lender first become aware of the Issue or Dispute) (or such other period as agreed to in writing between Sims and the Lender).

(h)	The Lender agrees that, prior to the resolution of the Dispute or Issue in accordance with the provisions of this clause 17.3, or the termination of the dispute resolution process as contemplated by clause 17.3(f)(8), the subject matter of any Dispute or Issue may not be taken into account in determining whether Sims is in breach of any of the financial undertakings contained in clause 4.17 of this deed that require EBITDA to be calculated.

(i)	Sims must bear the costs of complying with this clause 17.3 and comply with the obligations under the Transaction Documents during the dispute resolution process contained in this clause 17.3.

(j)	In acting under the provisions of this clause 17.3 Sims and the Lender must at all times use reasonable endeavours to resolve any Dispute or Issue.

(k)	Each Transaction Party represents and warrants for the benefit of each Lender that each Other Facility Document that requires or contemplates adjustments to EBITDA, contains a dispute resolution clause in substantially the same form as this clause 17.3.
17.4	Notices
(a)	Any notice or other communication including, any request, demand, consent or approval, to or by a party to any Transaction Document must be in legible writing and in English addressed to the party in accordance with its details set out below in respect of any Transaction Party and in Schedule 1 with respect to a Lender or as specified to the sender by the party by notice.

Notices to a Transaction Party:

Address:	Sir Josephs Banks Corporate Park
Suite 3, Level 2
32-34 Lord Street
Botany NSW 2019

Fax no:	+61 2 8113 1620

Email address:	frank.moratti@simsmm.com

Department/officer:	Frank Moratti
Company Secretary
(b)	If the sender is a company, any such notice or other communication must be signed by an Officer of the sender.

(c)	Any such notice or other communication is regarded as being given by the sender and received by the addressee:

17 General
(1)	if by delivery in person, when delivered to the addressee;

(2)	if by post, on delivery to the addressee; or

(3)	if by facsimile, when received by the addressee in legible form, but if the delivery or receipt is on a day which is not a Business Day or is after 4.00pm (addressee’s time) it is regarded as received at 9.00am on the following Business Day.
(d)	Any such notice or other communication can be relied on by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

(e)	A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 17.4(c) and informs the sender that it is not legible.
17.5	Governing law and jurisdiction
(a)	This deed is governed by the laws of New South Wales.

(b)	Each Transaction Party irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

(c)	Each Transaction Party irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)	Each Transaction Party irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

(e)	Each Transaction Party (other than Sims) irrevocably appoints Sims in relation to proceedings in New South Wales as its agent to receive service of any legal process on its behalf without excluding any other means of service permitted by the law of New South Wales and Sims irrevocably accepts that appointment.
17.6	Prohibition and enforceability
(a)	Any provision of, or the application of any provision of, any Transaction Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

(b)	Any provision of, or the application of any provision of, any Transaction Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

17 General
17.7	Waivers
(a)	Waiver of any right arising from a breach of this deed or of any Power arising on default under this deed or on the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, of:
(1)	a right arising from a breach of this deed or the occurrence of an Event of Default; or

(2)	a Power created or arising on default under this deed or on the occurrence of an Event of Default, does not result in a waiver of that right or Power.
(c)	A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this deed or on a default under this deed or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

(d)	A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

(e)	This clause may not itself be waived except in writing.
17.8	Variation

A variation of any term of this deed must be in writing and signed by the parties.

17.9	Cumulative rights

The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Lender or Attorney.

17.10	Counterparts
(a)	This deed may be executed in any number of counterparts.

(b)	All counterparts, taken together, constitute one instrument.

(c)	A party may execute this deed by signing any counterpart.
17.11	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Shedules

Parties	65

Part 1 - Original Borrowers	65

Part 2 - Original Guarantors	67

Part 3 - Original Lender	71

Verification certificate	72

Compliance Certificate	75

Conditions Precedent	77

Schedule 1
Parties
Clause 1.2 (Definitions)
Part 1 — Original Borrowers

Jurisdiction of incorporation /
Name	ABN/ACN/ARBN	registration /organisation
Sims Metal Management Limited	69 114 838 630	Australia

Sims Group Australia Holdings Limited	37 008 634 526	Australia

Sims Aluminium Pty Limited	93 004 370 905	Australia

Sims Group UK Limited	3242331	United Kingdom

Sims Group UK Holdings Limited	2904307	United Kingdom

Mirec B.V.	17073024	The Netherlands

Sims Recycling Solutions AB	N/A	Sweden

Sims Group USA Corporation	N/A	Delaware

Sims Group Global Trade Corporation	N/A	Delaware

North Carolina Resource Conservation LLC	N/A	North Carolina

<Schedule 1 Parties

Jurisdiction of incorporation /
Name	ABN/ACN/ARBN	registration /organisation
Sims Group USA Holdings Corporation	N/A	Delaware

Schiabo Larovo Corporation	N/A	Delaware

Simsmetal East LLC	N/A	Delaware

Simsmetal West LLC	N/A	Delaware

Metal Management, Inc.	N/A	Delaware

Metal Management Alabama, Inc.	N/A	Delaware

Metal Management Arizona, L.L.C.	N/A	Arizona

Metal Management Connecticut, Inc.	N/A	Delaware

Metal Management Memphis, L.L.C.	N/A	Tennessee

Metal Management Midwest, Inc.	N/A	Illinois

Metal Management Mississippi, Inc.	N/A	Delaware

Metal Management Northeast, Inc.	N/A	New Jersey

Metal Management Ohio, Inc.	N/A	Ohio

Metal Management West, Inc.	N/A	Colorado

Proler Southwest LP	N/A	Texas

Metal Dynamics Detroit LLC	N/A	Delaware

<Schedule 1 Parties
Part 2 — Original Guarantors

Jurisdiction of
Name	ABN/ACN/ARBN	incorporation/ registration
Sims Group Australia Holdings Limited	37 008 634 526	Australia

Sims Metal Management Limited	69 114 838 630	Australia

Simsmetal Holdings Pty Limited	97 000 021 563	Australia

Simsmetal Services Pty Limited	76 000 166 987	Australia

Sims Manufacturing Pty Limited	13 004 332 870	Australia

Sims Industrial Pty Limited	95 000 090 479	Australia

Sims Energy Pty Limited	42 009 667 752	Australia

Sims Aluminium Pty Limited	93 004 370 905	Australia

Sims Group UK Limited	3242331	United Kingdom

Sims Group UK Holdings Limited	2904307	United Kingdom

Mirec B.V.	17073024	The Netherlands

Sims Recycling Solutions AB	N/A	Sweden

Simsmetal Industries Limited	N/A	New Zealand

Sims M+R GmbH	N/A	Germany

Sims Group German Holdings GmbH	N/A	Germany

Sims Metal Management Asia Limited (previously known as Sims Asia Holdings Limited)	N/A	Hong Kong

<Schedule 1 Parties

Jurisdiction of
Name	ABN/ACN/ARBN	incorporation/ registration
Sims Group Recycling Solutions Canada Ltd	N/A	Canada

Sims Group Canada Holdings Limited	N/A	Canada

Sims Group USA Corporation	N/A	Delaware

Sims Group Global Trade Corporation	N/A	Delaware

North Carolina Resource Conservation, LLC	N/A	North Carolina

Sims Group USA Holdings Corporation	N/A	Delaware

SHN Co., LLC	N/A	Delaware

HNE Recycling LLC	N/A	Delaware

HNW Recycling LLC	N/A	Delaware

Schiabo Larovo Corporation	N/A	Delaware

Simsmetal East LLC	N/A	Delaware

Simsmetal West LLC	N/A	Delaware

Sims Recycling Solutions Holdings Inc. (formerly Sims Recycling Solutions, Inc.)	N/A	Illinois

Sims Recycling Solutions, Inc. (formerly United Refining & Smelting Co.)	N/A	Illinois

<Schedule 1 Parties

Jurisdiction of
Name	ABN/ACN/ARBN	incorporation/ registration
Metal Management, Inc.	N/A	Delaware

CIM Trucking, Inc.	N/A	Illinois

Metal Management Alabama, Inc.	N/A	Delaware

Metal Management Arizona, L.L.C.	N/A	Arizona

Metal Management Connecticut, Inc.	N/A	Delaware

Metal Management Indiana, Inc.	N/A	Illinois

Metal Management Memphis, L.L.C.	N/A	Tennessee

Metal Management Midwest, Inc.	N/A	Illinois

Metal Management Mississippi, Inc.	N/A	Delaware

Metal Management New Haven, Inc.	N/A	Delaware

Metal Management Northeast, Inc.	N/A	New Jersey

Metal Management Ohio, Inc.	N/A	Ohio

Metal Management Pittsburgh, Inc.	N/A	Delaware

Metal Management Proler Southwest, Inc.	N/A	Delaware

SMM — North America Trade Corporation	N/A	Delaware

Metal Management West Coast Holdings, Inc.	N/A	Delaware

Metal Management West, Inc.	N/A	Colorado

<Schedule 1 Parties

Jurisdiction of
Name	ABN/ACN/ARBN	incorporation/ registration
MM Metal Dynamics Holdings, Inc.	N/A	Delaware

Naporano Iron & Metal, Inc.	N/A	Delaware

New York Recycling Ventures, Inc.	N/A	Delaware

Proler Southwest GP, Inc.	N/A	Delaware

Proler Southwest LP	N/A	Texas

Reserve Iron & Metal Limited Partnership	N/A	Delaware

Metal Dynamics LLC	N/A	Delaware

Metal Dynamics Detroit LLC	N/A	Delaware

Metal Dynamics Indianapolis LLC	N/A	Delaware

Sims Municipal Recycling of New York LLC	N/A	Delaware

<Schedule 1 Parties
Part 3 — Original Lender

Name	ABN/ACN/ARBN	Address and service details
Commonwealth Bank of Australia	ABN 48 123 123 124	Address: 201 Sussex Street, Darling Park Tower 1, Sydney, New South Wales 2000, Australia

Attention: Senior Vice President, Institutional Banking & Markets.

Facsimile: 61 2 9118 4003

Schedule 2
Verification certificate

Schedule 4

[To be signed by a director of the relevant company, or in the case of a corporation or entity incorporated or organised under the laws of a state of the United States of America, by a secretary or assistant secretary of that entity.]

To: [ ] (Lender)

Verification Certificate

We refer to the Common Terms Deed dated 2 November 2009 (Common Terms Deed) between Sims Metal Management Limited (as Sims), each party listed in Part 1 of Schedule 1 of that deed as Original Borrowers, each party listed in Part 2 of Schedule 1 of that deed as Original Guarantors and the person listed in Part 3 of Schedule 1 of that deed as Original Lender.

Capitalised terms in this certificate have the meaning given in the Common Terms Deed unless otherwise defined herein.

I am a director of [insert company name] (the Company).

I hereby certify that:

1	Attachments

Attached are true, complete and up-to-date copies (or, where specified below, originals) of the following and there have been no amendments or variations since the date of the copy or original:

(a)	power of attorney: A power of attorney under which the Company executed the Transaction Documents of the Lender to which it is or will be a party, and, if required by the Lender, evidence of its stamping and registration.

(b)	extract of board minutes: Extracts of minutes of meeting of directors of the Company which evidences the resolutions:
(1)	authorising the execution and delivery of and observance of obligations under the Transaction Documents of the Lender to which it is or will be a party;

(2)	authorising the appointment of Authorised Officers of the Company; and

(3)	explaining why the directors believe it is in the best interests of the Company [this sentence to be inserted in relation to all foreign companies]
together with any other document which evidences any other necessary corporate or other action of the Company in connection with the Transaction Documents of the Lender to which it is or will be a party;

<Schedule 2 Verification certificate
(c)	extract of Shareholder Minutes: [Extracts of minutes of a meeting of all members of the Company which evidences the unanimous resolutions of those shareholders authorising execution and delivery of and observance of obligations under the Transaction Documents of the Lender to which it is a party;] [to be inserted where shareholder resolutions are required to authorise the Company’s execution and performance of the Transaction Documents]

(d)	certificate of incorporation and constituent documents: This Verification Certificate attaches a copy of the certificate of incorporation and constituent documents for the Company [or an original certificate signed by a director of the Company confirming that there are no constituent documents], including, in the case of each Guarantor other than Sims which is incorporated in Australia evidence that the constitution incorporates a provision which expressly authorises the directors of each such corporation to act in the best interests of its holding company;

(e)	legal opinion: An opinion in favour of the Lender by lawyers acceptable to the Lender in the jurisdiction of incorporation or organisation of the Company, in respect of the Company and due execution of, and enforceability against, the Company of the Transaction Documents of the Lender to which it is a party;

(f)	Authorisations: All Authorisations (if any) necessary for the Company to execute and observe obligations under and enforce the Transaction Documents of the Lender;

(g)	specimen signatures: Specimen signatures of each Authorised Officer of the Company; and

(h)	[certificate of good standing: A certificate from the Secretary of State of the State of incorporation or organisation of any United States of America incorporated or organised Company, certifying the Company’s good standing in that State.][In the case of each Transaction Party incorporated or organised in a State of the United States]

2	Confirmations, representations and warranties

I confirm:

(a)	that borrowing or guaranteeing or securing, as appropriate, the commitments under all Transaction Documents of the Lender, would not cause any borrowing, guarantee, security or similar limit binding on the Company to be exceeded;

(b)	that the Company is solvent and able to pay its debts as and when they fall due [delete in the case of a Company incorporated or organised under the laws of a state of the United States of America];

(c)	that the representations and warranties set out in clause 3 (Representations and Warranties) of the Common Terms Deed are true and correct;

(d)	the Company is not prevented by Chapter 2E or any other provision of the Corporations Act (or similar laws under the laws of any other jurisdiction which may be applicable to it) from entering into and performing any of the Transaction Documents of the Lender to which it is a party or the giving of effect to the transactions contemplated by them;

(e)	that Chapter 2J.3 of the Corporations Act (or similar laws under the laws of any other jurisdiction which may be applicable to it) has not been and will not be breached by the

<Schedule 2 Verification certificate
Company entering into the Transaction Documents of the Lender to which it is a party or the giving of effect to the transactions contemplated by them; and
(f)	that the entry by the Company into the Transaction Documents of the Lender to which it is a party and the giving of effect to the transactions contemplated by them is in its best interests and for the purposes of its business.

date

sign here ▶

Authorised Officer

print name

Schedule 3
Compliance Certificate

Clause 4.1(c)

To: [ ] (Lender)

Compliance Certificate

We refer to the Common Terms Deed dated 2 November 2009 (Common Terms Deed) between Sims Metal Management Limited (as Sims), each party listed in Part 1 of Schedule 1 of that deed as Original Borrowers, each party listed in Part 2 of Schedule 1 of that deed as Original Guarantors and the person listed in Part 3 of Schedule 1 of that deed as Original Lender.

Capitalised terms in this certificate have the meaning given in the Common Terms Deed unless otherwise defined herein.

For the Calculation Period ended on [Insert Calculation Date] (Calculation Date):

(a)	the ratio of Financial Indebtedness to EBITDA for the Calculation Period ending on that Calculation Date is not greater than 3.0:1;

(b)	the ratio of EBITDA to Net Interest Expense for the Calculation Period ending on that Calculation Date is not less than 3.5:1,

(c)	Tangible Net Worth on that Calculation Date is at least 85% of the Tangible Net Worth calculated for the last Calculation Date of the preceding financial year.

as is evidenced by the attached supporting calculations.

The Guarantors (excluding any German Guarantors):

(a)	at all times owned, in aggregate, at least 80% of the Total Tangible Assets of the Sims Group; and

(b)	generate at least 80% of the EBITDA for the Calculation Period ending on the Calculation Date,

as is evidenced by the attached supporting calculations except [insert details of any circumstances relevant to clause 4.18(b) including the dates by which subsidiaries will become additional guarantors as required].

Each Subsidiary that owned at least 5% of Total Tangible Assets at any time in the Calculation Period or generated at least 5% of EBITDA for the Calculation Period ending on the Calculation Date, is a Guarantor (except [insert details of any circumstances relevant to clause 4.18(b) including the dates by which subsidiaries will become additional guarantors as required]), as is evidenced by the attached supporting calculations.

<Schedule 3 Compliance certificate
Since the date of the last Compliance Certificate no condition or event that constitutes a Default or Review Event has occurred or is subsisting, except [insert details].

The representations and warranties in the Common Terms Deed are true and correct as though they have been made at the date of this certificate in respect of the facts and circumstances then subsisting, except [insert details].

For and on behalf of

Sims Metal Management Limited

ABN 69 114 838 630

date

sign here ▶

Director

print name

sign here ▶

Director / Secretary

print name

Schedule 4
Conditions Precedent

Clause 14

(a)	An Accession Deed duly executed by the Additional Guarantor or Additional Borrower (as the case may be);

(b)	A Verification certificate in the form of Schedule 2 (or in the case of an Additional Guarantor or Additional Guarantor incorporated outside Australia, such other form as the Lender may require) in respect of the Additional Guarantor or Additional Borrower (as the case may be) together with each attachment referred to in it;

(c)	Duly executed forms, notices and other documents which are required in order to register or file with the appropriate Government Agency any document referred to in this Schedule 4; and

(d)	Such evidence and information, including legal opinions, in relation to the execution of the documents referred to in this Schedule 4 as the Lender reasonably requires.

Signing page

Executed as a deed

Borrower

Signed sealed and delivered by
Sims Metal Management Limited
by

sign here ▶

Company Secretary/Director

print name

sign here ▶

Director

print name

Borrower

Signed sealed and delivered by
Sims Group Australia Holdings Limited
by

sign here ▶

Company Secretary/Director

print name

sign here ▶

Director

print name

Signing page

Borrower

Signed sealed and delivered by
Sims Aluminium Pty Limited
by

sign here ▶

Company Secretary/Director

print name

sign here ▶

Director

print name

Borrower

Signed sealed and delivered by
Sims Group UK Limited
by

sign here ▶

Company Secretary/Director

print name

sign here ▶

Director

print name

Signing page

Borrower

Signed sealed and delivered by
Sims Group UK Holdings Limited
by

sign here ▶

Company Secretary/Director

print name

sign here ▶

Director

print name

Borrower

Signed sealed and delivered by
Mirec B.V.
by

sign here ▶

Company Secretary/Director

print name

sign here ▶

Director

print name

in the presence of

sign here ▶

Witness

print name

Signing page

Borrower

Signed sealed and delivered by
Sims Recycling Solutions AB
by

sign here ▶

Company Secretary/Director

print name

sign here ▶

Director

print name

in the presence of

sign here ▶

Witness

print name

Signing page

Borrower

Signed sealed and delivered for
Sims Group USA Corporation
by its officer
sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of
sign here ▶
Witness

print name

Borrower

Signed sealed and delivered for
Sims Group Global Trade Corporation
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name
in the presence of

sign here ▶
Witness

print name

Signing page

Borrower

Signed sealed and delivered for
North Carolina Resource Conservation, LLC
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name
in the presence of

sign here ▶
Witness

print name

Borrower

Signed sealed and delivered for
Sims Group USA Holdings Corporation
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Signing page

Borrower

Signed sealed and delivered for
Schiabo Larovo Corporation
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Borrower

Signed sealed and delivered for
Simsmetal East LLC
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Signing page

Borrower

Signed sealed and delivered for
Simsmetal West LLC
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Borrower

Signed sealed and delivered for
Metal Management, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Signing page

Borrower

Signed sealed and delivered for
Metal Management Alabama, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Borrower

Signed sealed and delivered for
Metal Management Arizona, L.L.C.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Signing page

Borrower

Signed sealed and delivered for
Metal Management Connecticut, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Borrower

Signed sealed and delivered for
Metal Management Memphis, L.L.C.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Signing page

Borrower

Signed sealed and delivered for
Metal Management Midwest, Inc.
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Borrower

Signed sealed and delivered for
Metal Management Mississippi, Inc.
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Signing page

Borrower

Signed sealed and delivered for
Metal Management Northeast, Inc.
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Borrower

Signed sealed and delivered for
Metal Management Ohio, Inc.
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Signing page

Borrower

Signed sealed and delivered for
Metal Management West, Inc.
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Borrower

Signed sealed and delivered for
Proler Southwest LP
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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Witness

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Signing page

Borrower

Signed sealed and delivered for
Metal Dynamics Detroit LLC
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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Witness

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Guarantor

Signed sealed and delivered by
Sims Group Australia Holdings Limited
by

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Company Secretary/Director

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sign here ▶	Director

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Signing page

Guarantor

Signed sealed and delivered by Sims Metal Management Limited by

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Company Secretary/Director
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Director

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Guarantor

Signed sealed and delivered by Sims Aluminium Pty Limited by

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Company Secretary/Director

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Director

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Signing page

Guarantor

Signed sealed and delivered by Simsmetal Holdings Pty Limited by

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Company Secretary/Director

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Director

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Guarantor

Signed sealed and delivered by Simsmetal Services Pty Limited by

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Company Secretary/Director

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Director

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Signing page

Guarantor

Signed sealed and delivered by Sims Manufacturing Pty Limited by

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Company Secretary/Director

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Director

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Guarantor

Signed sealed and delivered by Sims Industrial Pty Limited by

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Company Secretary/Director

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Director

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Signing page

Guarantor

Signed sealed and delivered by Sims Energy Pty Limited by

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Company Secretary/Director

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Director

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Guarantor

Signed sealed and delivered by Sims Group UK Limited by

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Company Secretary/Director

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Director

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Signing page

Guarantor

Signed sealed and delivered by Sims Group UK Holdings Limited by

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Company Secretary/Director

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Director

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Guarantor

Signed sealed and delivered by Mirec B.V. by

sign here ▶	Company Secretary/Director

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Director

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in the presence of

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Witness

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Signing page

Guarantor

Signed sealed and delivered by Sims Recycling Solutions AB by

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Company Secretary/Director

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Director

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in the presence of

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Witness

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Guarantor

Signed sealed and delivered for Simsmetal Industries Limited by its officer

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	Director	Director

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in the presence of

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Witness

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Signing page

Guarantor

Signed sealed and delivered for Sims M+R GmbH by its officer

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	Officer	Officer
	By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed	By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Guarantor

Signed sealed and delivered for Sims Group German Holdings GmbH by its officer

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	Officer	Officer
	By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed	By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Signing page

Guarantor

	THE COMMON SEAL of	)
	SIMS METAL MANAGEMENT ASIA LIMITED	)
	(PREVIOUSLY KNOWN AS	)
SIMS ASIA HOLDINGS LIMITED))
	was affixed to this Deed	)
in the presence of:

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in the presence of

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Witness

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Guarantor

Signed sealed and delivered for Sims Group Recycling Solutions Canada Ltd by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Signing page

Guarantor

Signed sealed and delivered for Sims Group Canada Holdings Limited by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Signing page

Guarantor

Signed sealed and delivered for Sims Group USA Corporation by its officer

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By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Guarantor

Signed sealed and delivered for Sims Group Global Trade Corporation by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Signing page

Guarantor

Signed sealed and delivered for North Carolina Resource Conservation, LLC by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Guarantor

Signed sealed and delivered for Sims Group USA Holdings Corporation by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Signing page

Guarantor

Signed sealed and delivered for SHN Co., LLC by its officer

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By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Guarantor

Signed sealed and delivered for HNE Recycling LLC by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Signing page

Guarantor

Signed sealed and delivered for
HNW Recycling LLC
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Guarantor

Signed sealed and delivered for
Schiabo Larovo Corporation
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

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Signing page

Guarantor

Signed sealed and delivered for
Simsmetal East LLC
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

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Guarantor

Signed sealed and delivered for
Simsmetal West LLC
by its officer

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Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

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Witness

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Signing page

Guarantor

Signed sealed and delivered for
Sims Recycling Solutions Holdings Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

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Guarantor

Signed sealed and delivered for
Sims Recycling Solutions, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

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Signing page

Guarantor

Signed sealed and delivered for
Metal Management, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

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Guarantor

Signed sealed and delivered for
CIM Trucking, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

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Signing page

Guarantor

Signed sealed and delivered for
Metal Management Alabama, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

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Guarantor

Signed sealed and delivered for
Metal Management Arizona, L.L.C.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Signing page

Guarantor

Signed sealed and delivered for
Metal Management Connecticut, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Guarantor

Signed sealed and delivered for
Metal Management Indiana, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Signing page

Guarantor

Signed sealed and delivered for
Metal Management Memphis, L.L.C.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Guarantor

Signed sealed and delivered for
Metal Management Midwest, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of
sign here ▶
Witness

print name

Signing page

Guarantor

Signed sealed and delivered for
Metal Management Mississippi, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Guarantor

Signed sealed and delivered for
Metal Management New Haven, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Signing page

Guarantor

Signed sealed and delivered for
Metal Management Northeast, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Guarantor

Signed sealed and delivered for
Metal Management Ohio, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Signing page

Guarantor

Signed sealed and delivered for
Metal Management Pittsburgh, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Guarantor

Signed sealed and delivered for
Metal Management Proler Southwest, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

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Signing page

Guarantor

Signed sealed and delivered for
SMM — North America Trade Corporation
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

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Guarantor

Signed sealed and delivered for
Metal Management West Coast Holdings, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

print name

Signing page

Guarantor

Signed sealed and delivered for
Metal Management West, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Guarantor

Signed sealed and delivered for
MM Metal Dynamics Holdings, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

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Signing page

Guarantor

Signed sealed and delivered for
Naporano Iron & Metal, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

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Guarantor

Signed sealed and delivered for
New York Recycling Ventures, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Signing page

Guarantor

Signed sealed and delivered for
Proler Southwest GP, Inc.
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Guarantor

Signed sealed and delivered for
Proler Southwest LP
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

print name

Signing page

Guarantor

Signed sealed and delivered for
Reserve Iron & Metal Limited Partnership
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

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Guarantor

Signed sealed and delivered for
Metal Dynamics LLC
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed

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in the presence of

sign here ▶
Witness

print name

Signing page

Guarantor

Signed sealed and delivered for
Metal Dynamics Detroit LLC
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Guarantor

Signed sealed and delivered for
Metal Dynamics Indianapolis LLC
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Signing page

Guarantor

Signed sealed and delivered for
Sims Municipal Recycling of New York LLC
by its officer

sign here ▶
Officer

By executing this deed the signatory states that the signatory has received no notice of revocation of the authority under which the signatory signs this deed print name

in the presence of

sign here ▶
Witness

print name

Lender

Signed sealed and delivered for
Commonwealth Bank of Australia
by its attorney

sign here ▶
Attorney

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in the presence of

sign here ▶
Witness

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Attachments

Accession Deed – Additional Guarantors and Additional Borrowers
Accession Deed – New Lenders

Attachment 1
Accession Deed – Additional Guarantors and Additional Borrowers
Clauses 1.2 (Definitions) and 14 (New Lenders and Additional Transaction Parties)
Date ▶
This deed poll is made by

Sims	Sims Metal Management Limited ACN 114 838 630 of Sir Joseph Banks Corporate Park, Suite 3, Level 2 32-34 Lord Street Botany NSW 2019

Additional Guarantor	[ ]

[insert ACN/ABN/ARBN] of [ ]

Background
1    Under the Common Terms Deed dated 2 November 2009 (Common Terms Deed) between Sims Metal Management Limited, each party listed in Part 1 of Schedule 1 of that deed (as Original Borrowers), each party listed in Part 2 of Schedule 1 of that deed (as Original Guarantors) and the person listed in Part 3 of Schedule 1 of that deed (as Original Lender) a person may become a Guarantor[ and Borrower] by execution of this deed poll.

2 The Additional Guarantor wishes to become a Guarantor[ and Borrower] on the terms and conditions set out in this deed poll.
This deed poll witnesses as follows:
3	Interpretation
(a)	Words and phrases defined in the Common Terms Deed have the same meaning when used in this deed poll.

<Attachment 1 Accession Deed — Additional Guarantors and Additional Borrowers
(b)	In this deed poll, Existing Guarantor has the meaning set out below.

Term	Meaning

Existing Guarantor	each person which is a Guarantor under the Common Terms Deed at the time of execution of this deed poll.
4	Guarantee
In consideration of, among other things:

(a)	forbearance by the Lender to require repayment of the Outstanding Moneys in full; and

(b)	the payment to the Additional Guarantor of $10 (receipt of which is acknowledged),

the Additional Guarantor jointly and severally with each Existing Guarantor irrevocably and unconditionally guarantees to the Lender the payment of the Outstanding Moneys on the terms contained in the Common Terms Deed (including clause 7 of the Common Terms Deed).

5	Representations and warranties

The Additional Guarantor represents and warrants to, and for the benefit of each Lender, as set out in clause 3.1 of the Common Terms Deed, on the basis that:

(a)	each reference to a Transaction Party in clause 3.1 of the Common Terms Deed includes a reference to the Additional Guarantor;

(b)	each reference to a Transaction Document includes this deed and each other Transaction Document to which the Additional Guarantor is a party; and

(c)	clauses 3.2 and 3.3 of the Common Terms Deed apply to this clause 5 as if set out in full.

6	Status of Additional Guarantor

The Additional Guarantor agrees that it irrevocably becomes an ‘Additional Guarantor’[ and ‘Additional Borrower’] as defined in, and for all purposes under, the Common Terms Deed as if named in and as a party to the Common Terms Deed, and accordingly is bound by the Common Terms Deed as an Additional Guarantor[ and Additional Borrower].

<Attachment 1 Accession Deed — Additional Guarantors and Additional Borrowers
7	Receipt of documents

The Additional Guarantor acknowledges having received and reviewed to its satisfaction a copy of each Transaction Document and each other document requested by it before signing this deed poll.

8	Confirmation by existing Transaction Parties

Sims (for itself and as attorney for each other Transaction Party) confirms that nothing in this deed poll:

(a)	affects the validity or enforceability of the Transaction Documents;

(b)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Transaction Documents; or

(c)	discharges, releases or otherwise affects any liability or obligation arising under the Transaction Documents.

9	Governing law

This deed poll is governed by the laws of New South Wales.

10	Benefit of deed poll

(a)	This deed poll is given in favour of and for the benefit of:
(1)	each Lender; and

(2)	each Transaction Party,
under the Common Terms Deed and their respective successors and permitted assigns

(b)	Each Lender has the benefit of this deed poll and can enforce it even if not in existence at the time this deed poll is executed.

(c)	Each Lender may enforce its rights under this deed poll independently from each other Lender.
11	Address for notices

The details for the Additional Guarantor for service of notices are:

Address: [ ].

Attention: [ ].

<Attachment 1 Accession Deed — Additional Guarantors and Additional Borrowers
Facsimile: [ ].

12	Attorneys

Each of the attorneys executing this deed poll states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Executed as a deed poll

Additional Guarantor

Signed sealed and delivered for

[ ]

by its attorney

sign here ▶
Attorney

print name

in the presence of

sign here ▶
Witness

print name

<Attachment 1 Accession Deed — Additional Guarantors and Additional Borrowers

Sims

Signed sealed and delivered for Sims Metal Management Limited for itself and as attorney for each other Transaction Party sign here ▶
Director

print name

sign here ▶
Director/Secretary

print name

Attachment 2
Accession Deed — New Lenders

Clauses 1.2 (Definitions) and 14 (New Lenders and Additional Transaction Parties)

Date ►

This deed is made by

Sims	Sims Metal Management Limited

ACN 114 838 630 of Sir Joseph Banks Corporate Park, Suite 3, Level 2 32-34 Lord Street Botany NSW 2019

New Lender	[ ]
[insert ACN/ABN/ARBN] of [ ]

Background	1	Under the Common Terms Deed dated 2 November 2009 (Common Terms Deed) between Sims Metal Management Limited (Sims), each party listed in Part 1 of Schedule 1 of that deed (as Original Borrowers), each party listed in Part 2 of Schedule 1 of that deed (as Original Guarantors) and the person listed in Part 3 of Schedule 1 of that deed (as Original Lender) a person may become a Lender by execution of this deed.

	2	The New Lender wishes to become a Lender on the terms and conditions set out in this deed poll.
This deed witnesses as follows:
1	Interpretation

Words and phrases defined in the Common Terms Deed have the same meaning when used in this deed.

<Attachment 2 Accession Deed — New Lenders
2	New Lender

The New Lender agrees that it irrevocably becomes a ‘New Lender’ as defined in, and for all purposes under, the Common Terms Deed as if named in and as a party to the

Common Terms Deed, and accordingly is bound by the Common Terms Deed as a New Lender.

[The Facility Agent (as defined in clause 15.1 of the Common Terms Deed) for the New Lender is [Insert details].]

3	Facility Agreement and Transaction Documents

For the purposes of the Common Terms Deed:

(a)	the “Facility Agreement” of the New Lender is:

[Insert details]

(b)	The “Transaction Documents” of the New Lender are:
(1)	each Transaction Document as defined in the Common Terms Deed to which the New Lender is a party; and

(2)	[Insert details].
4	Confirmation by existing Transaction Parties

Sims (for itself and as attorney for each other Transaction Party) confirms that nothing in this deed:

(a)	affects the validity or enforceability of the Transaction Documents;

(b)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Transaction Documents; or

(c)	discharges, releases or otherwise affects any liability or obligation arising under the Transaction Documents.

5	Governing law

This deed poll is governed by the laws of New South Wales.

6	Benefit of deed poll

(a)	This deed poll is given in favour of and for the benefit of:

<Attachment 2 Accession Deed — New Lenders
(1)	each Lender; and

(2)	each Transaction Party,
under the Common Terms Deed and their respective successors and permitted assigns
(b)	Each Lender has the benefit of this deed poll and can enforce it even if not in existence at the time this deed poll is executed.

(c)	Each Lender may enforce its rights under this deed poll independently from each other Lender.
7	Address for notices

The details for the New Lender for service of notices are:

Address: [ ].

Attention: [ ].

Facsimile: [ ].
8	Attorneys

Each of the attorneys executing this deed poll states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

<Attachment 2 Accession Deed — New Lenders
Executed as a deed poll

New Lender

Signed sealed and delivered for

[ ]

by its attorney

sign here ▶	Attorney

print name	in the presence of

sign here ▶	Witness

print name

Sims

Signed sealed and delivered for
Sims Metal Management Limited
for itself and as attorney for each
other Transaction Party

sign here ▶	Director

print name

sign here ▶	Director/Company Secretary

print name